                                                                   EXHIBIT 4.3.1



================================================================================

                     FORM OF SERIES 199[  ]-[  ] SUPPLEMENT
                        Dated as of [        ], 199[  ]

                                       to

                        POOLING AND SERVICING AGREEMENT
                        Dated as of [        ], 199[  ]


                                  $[        ]



                         CSFB CARD ACCOUNT MASTER TRUST

                              SERIES 199[  ]-[  ]



                                     among

                      ASSET BACKED SECURITIES CORPORATION,
                                   Depositor

                                [SERVICER NAME],
                                    Servicer

                                      and

                                [TRUSTEE NAME],
                                    Trustee

            on behalf of the Series 199[  ]-[  ] Certificateholders
================================================================================

                         TABLE OF CONTENTS


ARTICLE I

          CREATION OF THE SERIES 199 -  CERTIFICATES............1
     Section  1.01.  Designation................................1

ARTICLE II

          DEFINITIONS...........................................2
     Section 2.01.  Definitions.................................2

ARTICLE III

          SERVICER AND TRUSTEE.................................22
     Section 3.01.  Servicing Compensation.....................22

ARTICLE IV

          RIGHTS OF SERIES 1999_-_ CERTIFICATEHOLDERS AND
          ALLOCATION AND APPLICATION OF COLLECTIONS............23
     Section 4.01.  Collections and Allocations................23
     Section 4.02.  Determination of Monthly Interest
                    [; Interest Funding Account]...............23
     Section 4.03.  Determination of Monthly Principal
                    [; Principal Funding Account; Class A
                    Accumulation Period.]......................26
     Section 4.04.  Required Amount............................29
     Section 4.05.  Application of Class A Available Funds,
                    Class B Available Funds and Available
                    Principal Collections......................30
     Section 4.06.  Defaulted Amounts; Investor Charge-Offs....32
     Section 4.07.  Excess Spread; Excess Finance Charge
                    Collections................................34
     Section 4.08.  Reallocated Principal Collections..........36
     Section 4.09.  Excess Finance Charge Collections..........37
     Section 4.09A. Reallocated Investor Finance Charge
                    Collections................................37
     Section 4.10.  Shared Principal Collections...............38
     Section 4.11.  Reserve Account............................39
     Section 4.12.  Establishment of Credit Enhancement. ......40
     Section 4.13.  Cash Collateral Account.  .................43
     Section 4.14.  [Determination of Index....................47
     Section 4.15.  Pre-Funding Account........................47
     Section 4.16.  Changes in Invested Amount.................49

ARTICLE V
          DISTRIBUTIONS AND REPORTS TO
          SERIES 199_-_ CERTIFICATEHOLDERS.....................49

     Section 5.01.  Distributions..............................49
     Section 5.02.  Reports and Statements to Series 199 -
                    Certificateholders.........................50

ARTICLE VI.....................................................51
     Section 6.01.   [Reinvestment] [Pay Out] Events...........51

ARTICLE VII
               OPTIONAL PURCHASE; SERIES TERMINATION...........52
     Section 7.01.  Optional Repurchase........................52
     Section 7.02.  Series Termination.........................53

ARTICLE VIII
               FINAL DISTRIBUTIONS.............................53
     Section 8.01. Sale of Receivables Certificateholders' Interest pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or 7.02 of this
             Supplement........................................53
     Section 8.02. Distribution of Proceeds of Sale, Distribution or Liquidation of the Receivables
             pursuant to Section 9.02 of the Agreement.........54

ARTICLE IX

          MISCELLANEOUS PROVISIONS.............................56
     Section 9.01.  Ratification of Agreement..................56
     Section 9.02.  Counterparts...............................56
     Section 9.03.  Governing Law..............................56

ARTICLE X

          INTERCHANGE..........................................57
     Section 10.01.  Interchange...............................57

          SERIES 199[  ]-[  ] SUPPLEMENT, dated as of [        ], 199[  ] (the
"Supplement"), between ASSET BACKED SECURITIES CORPORATION, a Delaware corporation, as Depositor, [SERVICER NAME], as Servicer, and [TRUSTEE NAME], a [jurisdiction] [form of organization], as Trustee.

          Pursuant to the Pooling and Servicing Agreement dated as of [
], 199[] (as amended and supplemented, the "Agreement"), among the Depositor, the Servicer and the Trustee, the Depositor has created the CSFB Card Account Master Trust (the "Trust"). Section 6.03 of the Agreement provides that the Depositor may from time to time direct the Trustee to authenticate one or more new Series of Investor Certificates representing fractional undivided interests in the Trust. The Principal Terms of any new Series are to be set forth in a Supplement to the Agreement.

          Pursuant to this Supplement, the Depositor and the Trustee shall create a new Series of Investor Certificates and specify the Principal Terms thereof.



                                 ARTICLE I

                   CREATION OF THE SERIES 199 -  CERTIFICATES
                   ------------------------------------------

          Section  1.01. Designation.
                         -----------

          (a) There is hereby created a Series of Investor Certificates to be issued pursuant to the Agreement and this Supplement to be known as "CSFB Card Account Master Trust, Series 199__-__". The Series 199__-__ Certificates shall be issued in two Classes, the first of which shall be known as the "Class A Series 199__-__ [______%] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates" and the second of which shall be known as the "Class B Series 199__-__ [______%] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates." [In addition, there is hereby created a third Class of uncertificated interests in the Trust which, except as expressly provided herein, shall be deemed to be "Investor Certificates" for all purposes under the Agreement and this Supplement and which shall be known as the "Collateral Interest, Series 199__-__". The Collateral Interest Holder shall deemed to be the Series Enhancer for all purposes under the Agreement and this Supplement.]

          (b) Series 199__-__ shall [be included in Group [______] and shall] [not] be a Principal Sharing Series. [Group [_____] [shall] [shall not] be a Reallocation Group.] Series 199__-__ shall [not] be subordinated to [Series 199__-__] [any other Series]. Describe terms of subordination, if applicable.] Notwithstanding any provision in the Agreement or in this Supplement to the contrary, the first Distribution Date with respect to Series 199__-__ shall be the [________] 199__ Distribution Date [and the first Monthly Period shall be the period from the Closing Date until ________ __, 199__].

          [(c)   Except as expressly provided herein, the provisions of Article
VI and Article XII of the Agreement relating to the registration, authentication, delivery, presentation, cancellation and surrender of Registered Certificates shall not be applicable to the Collateral Interest.]


                                   ARTICLE II

                                  DEFINITIONS
                                  -----------

          Section 2.01. Definitions.
                        -----------

          (a) Whenever used in this Supplement, the following words and phrases shall have the following meanings, and the definitions of such terms are applicable to the singular as well as the plural forms of such terms and the masculine as well as the feminine and neuter genders of such terms.

          ["Accumulation Period" shall mean the Class A Accumulation Period and
            ------------ ------
the Class B Accumulation Period.]

          "Additional Interest" means, with respect to any Distribution Date,
           -------------------
the Class A Additional Interest and the Class B Additional Interest for such Distribution Date.

          ["Adjusted Invested Amount" shall mean, with respect to any date of
            ------------------------
determination, an amount equal to the Invested Amount less the Principal Funding Account Balance on such date of determination.]

          ["Available Cash Collateral Amount" shall mean, with respect to any
            --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Cash Collateral Account on such date (before giving effect to any deposit to, or withdrawal from, the Cash Collateral Account to be made with respect to such date) and (b) the [Initial] [Required] Cash Collateral Amount.]

          ["Available Collateral Amount" shall mean, with respect to any date of
            ---------------------------
determination, the lesser of (a) the sum of the amount on deposit in the Cash Collateral Account and the Collateral Invested Amount and (b) the Required Collateral Amount.]

          ["Available Credit Enhancement Amount" shall mean, with respect to any
            -----------------------------------
date of determination, [___________].]

          "Available Principal Collections" shall mean, with respect to any
           -------------------------------
Monthly Period, an amount equal to the sum of (a) (i) an amount equal to the Principal Allocation Percentage of all Collections in respect of Principal Receivables received during such Monthly Period minus (ii) the amount of
                                                -----
Reallocated Principal Collections with respect to such Monthly Period which pursuant to Section 4.08(a) or (b) are required to fund any deficiency in the amount to be distributed pursuant to Sections 4.05(a)(i), (ii) and (iii) or
(b)(i), (ii) or (iii) for the related Distribution Date, (b) [any

Shared Principal Collections with respect to other Series that are allocated to Series 199__-__ in accordance with Section 4.04 of the Agreement and Section
4.10 hereof (c)] any other amounts which pursuant to Section 4.07 hereof are to be treated as Available Principal Collections with respect to the related Distribution Date [and (d) describe other amounts, if applicable].

          ["Available Reserve Account Amount" shall mean, with respect to any
            --------------------------------
Distribution Date, the lesser of (a) the amount on deposit in the Reserve Account on such date (before giving effect to any deposit to be made to the Reserve Account on such date) and (b) the Required Reserve Account Amount.]

          ["Available Shared Collateral Amount" shall mean, with respect to any
            ----------------------------------
date of determination, the lesser of (a) the [Initial] [Required] Shared Collateral Amount and (b) the excess, if any, of the Available Cash Collateral Amount on such date over the Initial Class B Collateral Amount.]

          "Base Rate" shall mean, with respect to any Monthly Period, the
           ---------
annualized percentage equivalent of a fraction, the numerator of which is equal to the sum of the Class A Monthly Interest, the Class B Monthly Interest [, Collateral Monthly Interest] and the Monthly Servicing Fee with respect to the related Distribution Date and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          ["Cash Collateral Account" shall have the meaning specified in Section
            --------------- -------
4.12(a).]

          ["Cash Collateral Account Investments" shall mean Eligible
            -----------------------------------
investments.]

          ["Cash Collateral Account Surplus" shall mean, as of any date of
            -------------------------------
determination, the amount, if any, by which the amount on deposit in the Cash Collateral Account exceeds the [[lesser of the] Initial Cash Collateral Amount [and the Adjusted Investor Interest]] [the Required Cash Collateral Amount].]

          ["Cash Collateral Depositor" shall mean the financial institution or
            -------------------------
institutions that are party to the Loan Agreement, such financial institution or institutions to be selected by the Depositor on or prior to the Closing Date to make a deposit in the Cash Collateral Account on the Closing Date, or any successors thereto appointed as provided in the Loan Agreement.]

          ["Class A Accumulation Period" shall mean, unless a Pay Out Event
            ---------------------------
shall have occurred prior thereto, the period commencing at the close of business on [_____________], 199__ [or such later date as is determined in accordance with Section 4.03(e)] and ending on the first to occur of (a) the commencement of the Rapid Amortization Period or (b) the payment in full to Class A Certificateholders of the Class A Invested Amount.]

          ["Class A Accumulation Period Length" shall have the meaning specified
            ----------------------------------
in Section 4.03(e).

          ["Class A Additional Interest" shall have the meaning specified in
            ---------------------------
Section 4.02(e).


          ["Class A Adjusted Invested Amount" shall mean, with respect to any
            --------------------------------
date of determination, an amount equal to the Class A Invested Amount less the Principal Funding Account Balance on such date.]

          "Class A Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of [(a) if such Monthly Period Relates to a Distribution Date with respect to the Class A Accumulation Period [or an Early Accumulation Period], the amount of Principal Funding Investment Proceeds, if any, with respect to such Distribution Date, (b) the Class A Floating Percentage of the [Investor Finance Charge Collections] [Reallocated Investor Finance Charge Collections] [, (c) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to Section 4.11(d), are required to be included in Class A Available Funds with respect to such Distribution Date] [, (d) [the Class A Floating Percentage of] any investment earnings (net of investment losses and expenses) transferred from the Pre-Funding Account to the Collection Account on the related Distribution Date] [, (e) the amount of Interest Funding Investment Proceeds, if any, with respect to the related Distribution Date] [and
(f) describe other amounts, if applicable].

          "Class A Certificate Rate" shall mean, with respect to the Class A
           ------------------------
Certificates, [___% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months] [[___]% with respect to the initial Interest Period, and for each Interest Period thereafter, a per annum rate of [_____]% [above] [below] [times] [Index] determined on the related Rate Determination Date, [but in no event in excess of [_______]% per annum], each calculated on the basis of actual days elapsed and a 360-day year].

          "Class A Certificateholder" shall mean the Person in whose name a
           -------------------------
Class A Certificate in registered in the Certificate Register.

          "Class A Certificates" shall mean any one of the Certificates executed
           --------------------
by the Depositor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-1.

          "Class A Controlled Amortization Period" shall mean, unless a Pay-Out
           --------------------------------------
Event shall have occurred prior thereto, the period commencing on the close of business [____________], 199_, and ending on the first to occur of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to Class A Certificateholders of the Class A Invested Amount or (c) the Termination Date.]

          ["Class A Expected Final Payment Date" shall mean the [_____________]
            -----------------------------------
199_ Distribution Date.]

          "Class A Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100% of a fraction, the numerator of which is equal to the Class A [Adjusted] Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the [Adjusted] Invested Amount as of such day; provided, however, that with respect
                                           --------  -------
to the first Monthly Period, the Class A Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial Invested Amount of the denominator of which is the Initial Invested Amount.

          "Class A Initial Invested Amount" shall mean [the portion of the
           -------------------------------
initial principal amount of the Class A Certificates that is invested in Principal Receivables on the Closing Date, which is] $______________.

          "Class A Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(a).

          "Class A Invested Amount" shall mean, on the date of determination, an
           -----------------------
amount equal to (a) the Class A Initial Invested Amount, [plus (b) the [amount]
                                                          ----
[Class A Floating Percentage] of any withdrawals from the Pre-Funding Account in connection with the purchase of an additional interest in Principal Receivables pursuant to Section 4.15,] minus (c) the aggregate amount of principal payment
                           -----
made to the Class A Certificateholders on or prior to such date [other than any payments of principal to the Class A Certificateholders from the Pre-Funding Account], minus (d) the excess, if any, of the aggregate amount of Class A
          -----
Investor Charge-Offs for all prior Distribution Dates over Class A Investor
                                                      ----
Charge-Offs reimbursed pursuant to Section 4.06(a) prior to such date.

          "Class A Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(a).

          "Class A Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class A Floating Percentage for such Monthly Period.

          "Class A Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(a).

          "Class A Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(a).

          ["Class A Principal Draw Amount" shall have the meaning specified in
            -----------------------------
Section 4.12(i).]

          "Class A Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the [Accumulation Period] [Controlled Amortization Period] or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class A Invested Amount as of the end of the Revolving Period, and the denominator of which is the Invested Amount as of the end of the Revolving Period; provided, however,
                                                           --------  -------
that with respect to the first Monthly Period, the Class A Principal Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class A Initial

Invested Amount and denominator of which is the Initial Invested Amount.

          ["Class A Required Amount" shall have the meaning specified in Section
            -----------------------
4.04.]

          "Class A Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          ["Class B Accumulation Period" shall mean the period commencing on the
            ---------------------------
Class B Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount or (c) the Termination Date.]

          "Class B Additional Interest" shall have the meaning specified in
           ---------------------------
Section 4.02(b).

          ["Class B Adjusted Invested Amount" shall mean, with respect to any
            --------------------------------
date of determination, an amount equal to the Class B Invested Amount less the Principal Funding Account Balance on such date.]

          "Class B Available Funds" shall mean, with respect to any Monthly
           -----------------------
Period, an amount equal to the sum of (a) if such Monthly Period relates to a Distribution Date that occurs on or after the Class B Principal Commencement Date, the amount of Principal Funding Investment Proceeds [and Interest Funding Investment Proceeds], if any, with respect to such Distribution Date, (b)] the Class B Floating Percentage of the [Investor Finance Charge Collections] [Reallocated Investor Finance Charge Collections] [, (c) the amount of funds, if any, to be withdrawn from the Reserve Account which pursuant to Section 4.11(d) are required to be included in Class B Available Funds with respect to such Distribution Date] [, (d) [the Class B Floating Percentage of] any investment earnings (net of investment losses and expenses) transferred from the Pre-Funding Account to the Collection Account on the related Distribution Date] [and
(e) describe other amounts, if applicable].

          "Class B Certificate Rate" shall mean, with respect to the Class B
           ------------------------
Certificate, [[____]% per annum, calculated on the basis of a 360-day year consisting of twelve 30-day months] [[____]% with respect to the initial Interest Period, and for each Interest Period thereafter, a per annum rate of [____]% [above] [below] [times] [Index] determined on the related Rate Determination Date, [but in no event in excess of [______]% per annum,] each calculated on the basis of actual days elapsed and a 360-day year].

          "Class B Certificateholder" shall mean the Person in whose name a
           -------------------------
Class B Certificate is registered in the Certificate Register.

          "Class B Certificates" shall mean any one of the Certificates executed
           --------------------
by the Depositor and authenticated by or on behalf of the Trustee, substantially in the form of Exhibit A-2.

          ["Class B Controlled Amortization Period" shall mean the period
            --------------------------------------
commencing on the Class B Principal Commencement Date and ending on the first to occur thereafter of (a) the commencement of the Rapid Amortization Period, (b) the payment in full to the Class B Certificateholders of the Class B Invested Amount or (c) the Termination Date.]

          ["Class B Expected Final Payment Date" shall mean the [___________,]
            -----------------------------------
199__ Distribution Date.]

          "Class B Floating Percentage" shall mean, with respect to any Monthly
           ---------------------------
Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is equal to the Class B [Adjusted] Invested Amount as of the close of business on the last day of the preceding Monthly Period and the denominator of which is equal to the [Adjusted] Invested Amount as of the close of business on such day; provided, however, that with respect to
                                         --------  -------
the first Monthly Period, the Class B Floating Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          "Class B Initial Invested Amount" shall mean [the portion of the
           -------------------------------
initial principal amount of the Class B Certificates that is invested in Principal Receivables on the Closing Date, which is] $___________.

          "Class B Interest Shortfall" shall have the meaning specified in
           --------------------------
Section 4.02(b).

          "Class B Invested Amount" shall mean, on any date of determination, an
           -----------------------
amount equal to (a) [the sum of] the Class B Initial Invested Amount [and the [amount] [Class B Floating Percentage] of any withdrawals from the Pre-Funding Account in connection with the purchase of an additional interest in Principal Receivables pursuant to Section 4.15], minus (b) the aggregate amount of
                                       -----
principal payments made to the Class B Certificateholders prior to such date [(other than (any principal payments made to Class B Certificateholders from the proceeds of a Reimbursement Draw Amount pursuant to Section 4.12 [(c)] [(g)]
(and) [any payments of principal to the Class B Certificateholders from the Pre-Funding Account])], minus (c) the aggregate amount of Class B Investor Charge-
                    -----
Offs for all prior Distribution Dates, minus (d) the amount of Reallocated
                                       -----
Principal Collections allocated on all prior Distribution Dates pursuant to
Section 4.06(a) [(excluding any Reallocated Principal Collections that have resulted in a reduction in [the Enhancement Invested Amount pursuant to Section 4-06(c))] (the Collateral Invested Amount pursuant to Section 4.08]], minus (e)
                                                                      -----
an amount equal to the amount by which the Class B Invented Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06(a) and plus (f)
                                                                        ----
the amount of Excess Spread and Excess Finance Charge Collections] allocated and available on all prior Distribution Dates pursuant to Section 4.07(f) for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c),
(d) and (e).

          "Class B Investor Charge-Offs" shall have the meaning specified in
           ----------------------------
Section 4.06(b).

          "Class B Investor Default Amount" shall mean, with respect to each
           -------------------------------
Distribution Date, an amount equal to the product of (i) the Investor Default Amount for the related Monthly Period and (ii) the Class B Floating Percentage for such Monthly Period.

          "Class B Monthly Interest" shall have the meaning specified in Section
           ------------------------
4.02(b).

          "Class B Monthly Principal" shall have the meaning specified in
           -------------------------
Section 4.03(b).

          "Class B Principal Commencement Date" shall mean the Distribution Date
           -----------------------------------
on which the Class A Invested Amount is paid in full or, if the Class A Invested Amount is paid in full [on the Class A Expected Final Payment Date] [during the Class A Controlled Amortization Period] and the Rapid Amortization Period has not commenced, the Distribution Date following the Class A Expected Final Payment Date.

          ["Class B Principal Draw Amount" shall have the meaning specified in
            ----------------------------
Section 4.12 (i).]

          "Class B Principal Percentage" shall mean, with respect to any Monthly
           ----------------------------
Period (i) during the Revolving Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B Invested Amount as of the last day of the immediately preceding Monthly Period and the denominator of which is the Invested Amount as of such day and
(ii) during the [Class B Accumulation Period] [Class B Amortization Period] or the Rapid Amortization Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is the Class B invested Amount as of the end of the Revolving Period, and the denominator of which is the Class B Invested Amount as of the end of the Revolving Period; provided,
                                                                   --------
however, that with respect to the first Monthly Period the Class B Principal
-------
Percentage shall mean the percentage equivalent of a fraction, the numerator of which is the Class B Initial Invested Amount and the denominator of which is the Initial Invested Amount.

          ["Class B Required Amount" shall have the meaning set forth in Section
            -----------------------
4.04.]

          "Class B Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          "Closing Date" shall mean [_______________], 199_.
           ------------

          ["Collateral Additional Interest" shall have the meaning specified in
            ------------------------------
subsection 4.02(e).]

          ["Collateral Amount" shall mean, for any date of determination, the
            -----------------
sum of (a) the Collateral Invested Amount and (b) the aggregate amount of funds on deposit in the Cash Collateral Account, in each case on such date.]

          ["Collateral Available Funds" shall mean with respect to any
            --------------------------
Distribution Date, the Collateral Invested Percentage of [Reallocated] Investor Finance Charge Collections with respect to the preceding Monthly Period.]

          ["Collateral Cash Surplus" shall mean, as of any date of
            -----------------------
determination, the lesser of (a) the Collateral Surplus and (b) the amount on deposit in the Cash Collateral Account.]

          ["Collateral Charge-Offs" shall have the meaning specified in Section
            ----------------------
4.06(c).]

          ["Collateral Default Amount" shall mean, with respect to any
            -------------------------
Distribution Date, the product of the Investor Default Amount for the related Monthly Period and the Collateral Invested Percentage.]

          ["Collateral Initial Invested Amount shall mean $[_______________].]
            ----------------------------------

          ["Collateral Interest" shall mean a fractional undivided interest in
            -------------------
the Trust which shall consist of the right to receive, to the extent necessary to make the required payments to the Collateral Interest Holder under this Supplement, the portion of Collections allocable thereto under the Agreement and this Supplement, funds on deposit in the Collection Account allocable thereto pursuant to the Agreement and this Supplement and, subject to the rights of the Investor Certificateholders with respect thereto, funds on deposit in the Cash Collateral Account.]

          ["Collateral Interest Holder" shall mean the entity so designated in
            --------------------------
the Loan Agreement.]

          ["Collateral Interest Shortfall" shall have the meaning specified in
            -----------------------------
Section 4.02(e).]

          ["Collateral Invested Amount" shall mean, when used with respect to
            --------------------------
any date, an amount equal to (a) the Collateral Initial Invested Amount, minus
                                                                         -----
(b) the aggregate amount of payments made to the Cash Collateral Depositor pursuant to Section 4. 11 (d) (iii) prior to such date, minus (c) the aggregate
                                                        -----
amount of Collateral Charge-Offs for all prior Distribution Dates pursuant to
Section 4.06(c), minus (d) the aggregate amount of Reallocated Principal
                 -----
Collections allocated on all prior Distribution Dates pursuant to Section 4.08 allocable to the Collateral Invested Amount, minus (e) an amount equal to the
                                             -----
amount by which the Collateral Invested Amount has been reduced on all prior Distribution Dates pursuant to Sections 4.06 (a) and (b), and plus the amount
                                                              ----
allocated and available on all prior Distribution Dates pursuant to Section 4.07(h-5), for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e) ; provided, however, that the Collateral
                                     --------  -------
Invested Amount may not be reduced below zero.]

          ["Collateral Invested Percentage" shall mean, with respect to any
            ------------------------------
Distribution Date, the percentage equivalent of a fraction, the numerator of which is the Collateral Invested Amount as of the last day of the second preceding Monthly Period and the denominator of which is the Invested Amount as of such last day.]

          ["Collateral Monthly Interest" shall mean the monthly interest
            ---------------------------
distributable in respect of the Collateral Invested Amount as calculated in accordance with subsection 4.02(e).]

          ["Collateral Monthly Principal" shall mean the monthly principal
            ----------------------------
distributable in respect of the Collateral Invested amount as calculated in accordance with subsection 4.03(b-1).]

          ["Collateral Rate" shall mean, for any Interest Period, a per annum
            ---------------
rate equal to LIBOR for such Interest Period plus [_______]%.]
                                             ----

          ["Collateral Servicing Fee" shall have the meaning set forth in
            ------------------------
Section 3.01.]

          ["Collateral Surplus" shall mean, with respect to any Distribution
            ------------------
Date, the excess, if any, of (a) the amount on deposit in the Cash Collateral Account plus the Collateral Invested Amount over (b) the greater of (x) the
        ----
Required Collateral Amount or (y) at any time the Class B Invested Amount is greater than zero and as long As a Rapid Amortization (or Early Accumulation) Period is not in effect, at the option of the Seller (as evidenced by written instructions to the Servicer and the Trustee), such higher amount as the Seller shall specify, from time to time, in such instructions.]

          ["Controlled Accumulation Amount" shall mean (a) for any Distribution
            ------------------------------
Date with respect to the Class A Accumulation Period, $[______________][; provided, however, that, if the Class Accumulation Period Length is determined
--------  -------
to be less than [____] months, the Controlled Accumulation Amount for each Distribution Date with respect to the Class A Accumulation Period will be equal to (x) the Class A [Initial] [Series] Invested Amount divided by (y) the number of Distribution Dates from, and including, the first Distribution Date with respect to the Class A Accumulation Period to, and including, the Class A Expected Final Payment Date]; and (b) for any Distribution Date with respect to the Class B Accumulation Period, $[_________].]

          ["Controlled Amortization Amount" shall mean (a) for any Distribution
            ------------------------------
Date with respect to the Class A Controlled Amortization Period, $[______]; and
(b) for any Distribution Date with respect to the Class B Controlled Amortization Period $[_________].]

          ["Controlled Amortization Period" shall mean the Class A Controlled
            ------------------------------
Amortization Period and the Class B Controlled Amortization Period.]

          ["Controlled Deposit Amount" shall mean, for any Distribution Date
            -------------------------
with respect to the Accumulation Period, an amount equal to the sum of the Controlled Accumulation Amount for such Distribution Date and any Deficit Controlled Accumulation Amount for the immediately preceding Distribution Date.]

          ["Controlled Distribution Amount" shall mean, for any Distribution
            ------------------------------
Date with respect to the Controlled Amortization Period, an amount equal to the sum of the Controlled Amortization Amount for such Distribution Date and any Deficit Controlled Amortization for the immediately preceding Distribution Date.]

          ["Covered Amount" shall mean (a) for any Distribution Date with
            --------------
respect to the Class A Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs prior to the Class B Principal Commencement Date, an amount equal to [one-twelfth of the product of (i) the Class A Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date] [the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class A Certificate Rate in effect during such Interest Period, and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date, and (b) for any Distribution Date with respect to the Class B Accumulation Period or the first Special Payment Date, if such Special Payment Date occurs on or after the Class B Principal Commencement Date, an amount equal to [one-twelfth of the product of (i) the Class B Certificate Rate and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date] [the product of
(i) (A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B) the Class B Certificate Rate in effect during such Interest Period, and (ii) the Principal Funding Account Balance, if any, as of the preceding Distribution Date].]

          ["Credit Enhancement" shall mean [___________], up to the Available
            ------------------
Credit Enhancement Amount.]

          ["Credit Enhancement Agreement" shall mean the [_____________________]
            ----------------------------
agreement among the Depositor, the Servicer and the Credit Enhancement Provider, dated as of ______________, 199_, as amended or modified from time to time.]

          ["Credit Enhancement Provider" shall mean [_____________________].]
            ---------------------------

          ["Default Draw Amount" shall have the meaning specified in Section
            -------------------
4.12(f).]

          ["Deficit Controlled Accumulation Amount" shall mean (a) on the first
            --------------------------------------
Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Accumulation Amount for such Distribution Date over the amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such Distribution Date and (b) on each subsequent Distribution Date with respect to the Class A Accumulation Period or the Class B Accumulation Period, the excess, if any, of the Controlled Deposit Amount for such subsequent Distribution Date plus any Deficit Controlled Accumulation Amount for the prior Distribution Date over the Amount distributed from the Collection Account as Class A Monthly Principal or Class B Monthly Principal, as the case may be, for such subsequent Distribution Date.]

          ["Early Accumulation Period" shall mean [, unless a Pay Out Event
            -------------------------
shall have occurred prior thereto,] the period commencing at the closing of business on the Business Day" immediately preceding the day on which a Reinvestment Event with respect to Series 199_-_ is deemed to have occurred and ending on [the first to occur of (a) the commencement of the Rapid Amortization Period or (b) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively.]

          ["Economic Pay-Out Event" shall mean a Pay Out Event set forth in
            ----------------------
Section 6.011(f)] or [ ].]

          ["Economic Special Payment Date" shall mean the special Payment Date
            -----------------------------
falling in the Monthly following the Monthly Period in which an Economic Pay-Out Event is deemed to have occurred.)

          ["Enhancement Initial Investment Amount" shall mean the aggregate
            -------------------------------------
amount withdrawn from the Cash Collateral Account and applied to the payment of principal of the Series 199_-_ Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.12 (j) (E) and (F).]

          ["Enhancement Invested Amount" shall mean, when used with respect to
            ---------------------------
any date, an amount equal to (a) the Enhancement Initial Invented Amount, minus
                                                                          -----
(b) the aggregate amount of principal payments made to the Cash Collateral Depositor pursuant to Section 4.05(d) (iii) prior to such date, minus (c) an
                                                                -----
amount equal to the amount by which the Enhancement Invested Amount has been reduced on all prior Distribution Dates pursuant to Section 4.06, and plus (d)
                                                                      ----
the aggregate amount of [Excess Finance Charge Collections and] Excess Spread allocated and available on all prior Distribution Dates pursuant to Section 4.07(h) for the purpose of reimbursing amounts deducted pursuant to the foregoing clause (c); provided, however, that (i) unless and until a withdrawal
                      --------  -------
is made from the Cash Collateral Account and applied to the payment of principal of the Series 199 -Certificates with respect to the Economic Special Payment Date, if any, pursuant to Section 4.12(j)(E) and (F), the Enhancement Invested Amount shall be zero, and (ii) the Enhancement Invested Amount may not be reduced below zero.]

          "Excess Spread" shall mean, with respect to any Distribution Date, the
           -------------
sum of the amounts, if any specified pursuant to Sections 4.05(a)(iv) and 4.05(b)(iv) with respect to such Distribution Date [plus Collateral Available Funds as of such Distribution Date].

          ["Finance Charge Shortfall" shall have the meaning specified in
            ------------------------
Section 4.09.]


          "Floating Allocation Percentage" shall mean, with respect to any
           ------------------------------
Monthly Period, the percentage equivalent (which percentage shall never exceed 100%) of a fraction, the numerator of which is [the sum of] the [Adjusted] invested Amount [and the Enhancement Invested Amount, if any,] as of the last day of the preceding Monthly Period (or with respect to the first Monthly Period, the initial Invested Amount) and the denominator of which is the product of (x) the Series 199[-] Allocation Percentage with respect to such Monthly Period and (y) [the sum of (i)] the total amount of Principal Receivables in the Trust as of such day (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust on the Closing Date) [and (ii) the principal amount on deposit in the Special Funding Account as of such last day]; provided, however, that with respect to any Monthly Period in which an Addition
--------  -------
Date or a Removal Date occurs the denominator in (x) (i) above shall be the Series 1991 Allocation Percentage of (1) the aggregate amount of Principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period [; provided
                                                                        --------
further, however, that with respect to any Monthly Period in which the Invested
-------  -------
Amount is increased pursuant to Section 4.15, the numerator above will be (1) the Invested Amount as of the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the day the Invested Amount is increased and (2) the Invested Amount as of the end of the day on which the Invested Amount is increased for the period from and including such day to and including the last day of such Monthly Period.

          ["Full Invested Amount" shall mean $[__________].]
            --------------------

          ["Funding Period" shall mean the period beginning on and including the
            --------------
Closing Date to but excluding the earliest to occur of (x) the day on which the Invested Amount equals the Full Invested Amount, (y) the commencement of the Rapid Amortization Period and (z) the ___________, 199_ Distribution Date.]

          ["Group [        ]" shall mean Series 199_-_ and each other Series
            ----------------
specified in the related Supplement to be included in Group [______].]

          "Group [__] Investor Additional Amounts" shall mean, with respect to
           --------------------------------------
any Distribution Date, the sum of (a) Series 199_-_ Additional Amounts for such Distribution Date and (b) for all other Series included in Group [ ], the sum of (i) the aggregate net amount by which the Invested Amounts of such Series have been reduced as a result of investor charge-offs, subordination of principal collections and funding the investor default amounts in respect of any Class or Series Enhancement interests of such Series as of such Distribution Date and (ii) if the applicable Supplements so provide, the aggregate unpaid amount of interest at the applicable certificate rates that has accrued on the amounts described in the preceding clause (i) for such Distribution Date.

          "Group [__] Investor Default Amount" shall mean, with respect to any
           ----------------------------------
Distribution Date, the sum of (a) the Investor Default Amount for such Distribution Date and (b) the aggregate amount of the investor default amounts for all other Series included in Group [ ] for such Distribution Date.

          "Group [  ] Investor Finance Charge and Administrative Collections"
           -----------------------------------------------------------------
shall mean, with respect to any Distribution Date, the sum of (a) Investor Finance Charge Collections for such Distribution Date and (b) the aggregate amount of the investor finance charge collections for all other Series included in Group [_______] for such Distribution Date.

          "Group [  ] Investor Monthly Fees" shall mean with respect to any
           --------------------------------
Distribution Date, the sum of (a) Series 199_-_ Monthly Fees for such Distribution Date and (b) the aggregate amount of the servicing fees, investor fees, fees payable to any Series Enhancer and any other similar fees, which are payable out of reallocated investor finance charge collections pursuant to the related Supplements, for all other Series included in Group [__] for such Distribution Date.

          "Group [  ] Investor Monthly Interest" shall mean, with respect to any
           ------------------------------------
Distribution Date, the sum of (a) series 1995_-_ Monthly Interest for such Distribution Date and (b) the aggregate amount of monthly interest, including overdue monthly interest and interest on such overdue monthly interest, if applicable, for all other Series included in Group [_____] for such Distribution Date.

          ["Index" shall mean [__________].]
            -----

          ["Initial Cash Collateral Amount" shall mean $[________].]
            ------------------------------

          ["Initial Class B Collateral Amount" shall mean $[___________].]
            ---------------------------------

          ["Initial Shared Collateral Amount" shall mean $1[__________].]
            --------------------------------

          "Initial Invested Amount" shall mean [the portion of the initial
           -----------------------
principal amount of the Series 199_-_ Certificates that is invested in Principal Receivables on the Closing Date, which is] [the sum of the Class A Initial Invested amount, the Class B Initial Invested Amount and the Collateral Initial Invested Amount] $____________.

          ["Initial Pre-Funding Amount" shall mean $_____.]
            --------------------------

          ["Interest Draw Amount" shall have the meaning specified in Section
            --------------------
4.12 [(b)][(d)].

          ["Interest Funding Account" shall have the meaning set forth in
            ------------------------
Section 4.02(c)(i).]

          ["Interest Funding Investment Proceeds" shall have the meaning
            ------------------------------------
specified in Section 4.02(c)(ii).]

          "Interest Payment Date" shall mean [the [____]th day of each month]
           ---------------------
[each [___________], [___________], [___________] and [___________]] [each
[___________] and [___________] [other] (or, if any such day is not a Business Day, the next succeeding Business Day), [and the Class A Expected Final Payment Date and the Class B Expected Final Payment Date] commencing [_________], 199_.

          ["Interest Period" shall mean, with respect to any Interest Payment
            ---------------
Date, the period from and including the Interest Payment Date immediately preceding such Interest Payment Date (or, in the case of the first Interest Payment Date, from and including the Closing Date) to but excluding such interest Payment Date.]

          "Invested Amount" shall mean, as of any date of determination, an
           ---------------
amount equal to the sum of (a) the Class A Invested Amount as of such date and
(b) the Class B Invested Amount as
of such date [and (c) the Collateral Invested Amount as of such date].

          "Investor Charge-Offs" shall mean Class A Investor Charge-offs and
           --------------------
Class B Investor Charge-Offs [and Collateral Charge-Offs].

          "Investor Default Amounts" shall mean, with respect to any
           ------------------------
Distribution Date, an amount equal to the product of (a) the Defaulted Amount for the related Monthly Period and (b) the Floating Allocation Percentage for such Monthly Period.

          "Investor Finance Charge Collections" shall mean with respect to any
           -----------------------------------
Distribution Date, an amount equal to the product of (a) the Floating Allocation Percentage for the related Monthly Period and (b) Series 199_-_ Allocable Finance Charge Collections deposited in the Collection Account for the related Monthly Period.

          ["Loan Agreement" shall mean the agreement among the Depositor, the
            --------------
Trustee and the [Cash Collateral Depositor] [Collateral Interest Holder], dated as of the date hereof.]

          ["Monthly Cash Collateral Fee" shall have the meaning specified in
            ---------------------------
Section 4.07(g).)

          "Monthly Credit Enhancement Fee" shall have the meaning specified in
           ------------------------------
Section 4.07(g)]

          "Monthly Interest" means, with respect to any Distribution Date, the
           ----------------
Class A Monthly Interest and the Class B Monthly Interest and the Collateral Monthly Interest) for such Distribution Date.

          "Monthly Servicing Fee" shall have the meaning specified in Section
           ---------------------
3.01.

          ["Net Servicing Fee Rate" shall mean [_____]%.]
            ----------------------

          "Payment Date" shall mean any Interest Payment Date and any Special
           ------------
Payment Date.

          ["Pay Out Event" shall mean any Pay Out Event specified in Section
            -------------
6.01.]

          ["Portfolio Adjusted Yield" shall mean, with respect to any
            ------------------------
Distribution Date, the average of the percentages obtained for each of the three preceding Monthly Periods by subtracting the Bass Rate from the Portfolio Yield for such Monthly Period and deducting [__]% from the result for each monthly Period.]

          "Portfolio Yield" shall mean, with respect to any Monthly Period, the
           ---------------
annualized percentage equivalent of a fraction, the numerator of which is equal to (a) the Floating Allocation Percentage with respect to such Monthly Period of [Investor] [Reallocated Investor] Finance Charge Collections with respect to such Monthly Period [plus (b) the amount of any Principal Funding

Investment Proceeds for the related Distribution Date] [plus (c) the amount of any interest Funding investment Proceeds for the related Distribution Date,] (plus (d) any Excess Finance Charge Collections that are allocated to Series 199_-_ with respect to such Monthly Period) (plus (e) the amount of funds, if any, withdrawn from the Reserve Account which pursuant to Section 4.11(d) are required to be included as Class A Available Funds or Class B Available Funds for the Distribution Date with respect to such Monthly Period) minus (f) the
                                                               -----
Investor Default Amount for the Distribution Date with respect to such Monthly Period, and the denominator of which is the Invested Amount as of the last day of the preceding Monthly Period.

          ["Pre-Funding Account" shall have the meaning specified in Section
            -------------------
4.14(a).)

          ["Pre-Funding Amount" shall mean the amount on deposit in the Pre-
            ------------------
Funding Account.]

          "Principal Allocation Percentage" shall mean, with respect to any day
           -------------------------------
during a Monthly Period, the percentage equivalent (which percentage shall never exceed 100) of a fraction, the numerator of which is [the sum, of] (a) during the Revolving Period, the Series Adjusted Invested Amount as of the last day of the immediately preceding Monthly Period (or, in the case of the first Monthly Period, the Initial Invested Amount) and (b) during the [Accumulation Period] [Early Accumulation Period] [Controlled Amortization Period] or the Rapid Amortization Period, the Series Adjusted Invested Amount as of the last day of the Revolving Period [and the Enhancement Investment Amount, if any,] and the denominator of which is the product of (x) (i) the total amount of Principal Receivables in the Trust as of the last day of the immediately preceding Monthly Period (or with respect to the first Monthly Period, the total amount of Principal Receivables in the Trust as of the Closing Date) [and the principal amount on deposit in the Special Funding Account as of such last day] and (y) the Series 199_-_ Allocation Percentage with respect to the Monthly Period in respect of which the Principal Allocation Percentage is being determined; provided, however, that with respect to any Monthly Period in which an Addition
--------  -------
Date or a Removal Date occurs, the denominator in (x)(i) above shall be the Series 199_-_ Allocation Percentage of (1) the aggregate amount of principal Receivables in the Trust at the end of the day on the last day of the prior Monthly Period f or the period f rom and including the first day of such Monthly Period to but excluding the related Addition Date or Removal Date and (2) the aggregate amount of Principal Receivables in the Trust at the end of the day on the related Addition Date or Removal Date for the period from and including the related Addition Date or Removal Date to and including the last day of such Monthly Period [; provided, further, however, that with respect to any Monthly
                  --------  -------  -------
Period in which the Invested Amount is increased pursuant to Section 4.15, the numerator in (a) above will be (1) the Invested Amount as of the last day of the prior Monthly Period for the period from and including the first day of such Monthly Period to but excluding the day the Invested Amount is increased and (2) the Invested Amount as of the end of the day on which the Invested Amount is increased for the period from and including such day to and including the last day of such Monthly Period] [; provided further, however, that if after the
                               -------- -------  -------
commencement of the [Accumulation Period] [Early Accumulation Period] [Controlled Amortization Period] or the Rapid Amortization Period, a Pay Out Event occurs with respect to another Series that was designated in the Supplement therefor as a Series that is a "Paired

Series" with respect to Series 199_-_ , the Depositor may, by written notice delivered to the Trustee and the Servicer, designate a different numerator for the foregoing fraction, provided that (x) such numerator is not less than the [Adjusted] Invested Amount for such Paired Series as of the last day of the Monthly Period preceding such Pay-Out Event and (y) the Depositor shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee.]

          ["Principal Funding Account" shall have the meaning specified in
            -------------------------
Section 4.03(c)(i).]

          ["Principal Funding Account Balance" shall mean, with respect to any
            ---------------------------------
date of determination during the Accumulation Period, the principal amount, if any, on deposit in the Principal Funding Account on such date of determination.]

          ["Principal Binding Investment Proceeds" shall have the meaning
            -------------------------------------
specified in Section 4.03(c)(ii).]

          ["Principal Funding Investment Shortfall" shall mean, with respect to
            --------------------------------------
each [Interest] [Monthly] Period during the Accumulation Period, the amount, if any, by which the Principal Funding Investment Proceeds are less than the Covered Amount.]

          ["Principal Shortfall" shall have the meaning specified in Section
            -------------------
4.10.]

          "Rapid Amortization Period" shall mean the period commencing at the
           -------------------------
close of business on the Business Day immediately preceding the day on which a Pay-Out Event with respect to Series 199_-_ is deemed to have occurred, and ending on the first to occur of (i) the payment in full to the Class A Certificateholders and the Class B Certificateholders of the Class A Invested Amount and the Class B Invested Amount, respectively [, and the payment in full to the Cash Collateral Depositor of the Enhancement Invested Amount, if any,] or
(ii) the Termination Date.

          ["Rate Determination Date" shall mean [__________, 199__] for the
            -----------------------
period from [__________, 199__] through [__________, 199__], and thereafter,
[__________].]

          "Reallocated Investor Finance Charge Collections" shall mean that
           -----------------------------------------------
portion of Group [__] Investor Finance charge Collections allocated to Series 199_-_ [pursuant to Section 4.09A plus any Collections of Finance Charge Receivables allocated to any Series expressly subordinated to Series 199_-_ which are available for application pursuant to Sections 4.05 and 4.07.]

          ["Reallocated Principal Collections" shall mean, with respect to any
            ---------------------------------
Monthly Period, the product of (a) the Principal Allocation Percentage of the aggregate amount of Collections in respect of Principal Receivables deposited in the Collection Account for such Monthly Period and (b) the [sum of the] Class B Principal Percentage [and the Collateral Principal Percentage], with respect to the [Accumulation Period] [Controlled Amortization Period] [early Accumulation Period] or the Rapid Amortization Period.

          "Reassignment Amount" shall mean, with respect to any Distribution
           -------------------
Date, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date, the sum of (i) the [Adjusted] Invested Amount on such Distribution Date, [plus (ii) the Enhancement Invested Amount, if any, on such Distribution Date,] plus (iii) monthly Interest for such Distribution Date and any Monthly Interest previously due but not distributed to the Series 199_-_ Certificateholders (or deposited to the Interest Funding Account on a prior Distribution Date, plus (iv) the amount of Additional Interest, if any, or such Distribution Date and any Additional Interest previously due but not distributed to the Series 199_-_ Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date.

          "Reimbursement Draw Amount" shall have the meaning specified in
           -------------------------
Section 4.12[(c)] [(g)].)

          ["Reinvestment Event" shall mean any Reinvestment Event specified in
            ------------------
Section 6.01.]

          "Required Amount" shall have the meaning specified in Section 4.04.
           ---------------

          ["Required Cash Collateral Amount" shall mean (i) and (ii) on any
            -------------------------------
Distribution Date thereafter, ___% the Invested Amount as of the last day of the Monthly Period preceding such Distribution Date, but not less than $_________; provided, however, that if either (a) there is a withdrawal from the Cash
--------  -------
Collateral Account pursuant to Section 4.12(c), (d), (e), (f) or (g) [or any reduction in the Collateral Invested Amount pursuant to clauses (c), (d) or (e) of the definition thereof] during the Controlled [Amortization] [Accumulation] Period or (b) a Pay-Out Event [or a Reinvestment Event] with respect to the Series Certificates 199_-_ Certificates has occurred, the Required [Cash] Collateral Amount for any Distribution Date thereafter shall equal the Required [Cash] Collateral Amount for the Distribution Date immediately preceding such withdrawal or Pay-Out Event [or Reinvestment Event].]

          "Required Draw Amount" shall have the meaning specified in Section
           --------------------
4.12(c)-l

          ["Required Reserve Account Amount" shall mean, with respect to any
            -------------------------------
Distribution Date on or after the Reserve Account Funding Date, an amount equal to (1) [______]% of the Invested Amount as of the preceding Distribution Date (after giving effect to all changes therein on such date) or (2) any other amount designated by the Depositor, provided that the Depositor shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee.]

          ["Reserve Account" shall have the meaning specified in Section
            ---------------
4.11(a).]

          ["Reserve Account Funding Date" shall mean (1) the Distribution Date
            ----------------------------
with respect to the Monthly Period which commences [_____] months prior to the commencement of the Class A Accumulation Period; provided, that the Depositor
                                                 --------
may delay the Reserve Account Funding Date to
the Distribution Date which occurs not later than the earliest of (a) the Distribution Date with respect to the Monthly Period which commences [__] months prior to the commencement of the Class A Accumulation Period, (b) the first
Distribution Date for which the Portfolio Adjusted Yield is less than [       ]
but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date with respect to the Monthly Period which commences [_____] months prior to the commencement of the Class A Accumulation Period, (c) the first Distribution Date for which the Portfolio Adjusted Yield is less than [__]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date which commences [_____] months prior to the commencement of the Class A Accumulation Period, or (d) the first Distribution Date for which the Portfolio Adjusted Yield is less than [_____]%, but in such event the Reserve Account Funding Date shall not be required to occur earlier than the Distribution Date which commences [____] months prior to the commencement of the Class A Accumulation Period or (2) any other date designated by the Depositor; provided, that the
                                                          --------
Depositor shall have received written notice from each Rating Agency that such designation will not have a Ratings Effect and shall have delivered copies of each such written notice to the Servicer and the Trustee.]

          ["Reserve Account Surplus" shall mean, as of any date of
            -----------------------
determination, the amount, if any, by which the amount on deposit in the Reserve Account exceeds the Required Reserve Account Amount.]

          ["Reserve Draw Amount" shall have the meaning specified in Section
            -------------------
4.11(c).]


          "Revolving Period" shall mean the period beginning at the close of
           ----------------
business on the Series Cut-Off Date and ending on the earlier of (a) the close of business on the day immediately preceding the day the [Class A Accumulation Period] [Class A Controlled Amortization Period] commences and (b) the close of business on the day immediately preceding the day the Early Amortization [Accumulation] Period commences.

          "Series Cut-Off Date" shall mean the close of business on
           -------------------
[__________________ __], 199[ ].

          "Series 199[ -] " shall mean the Series of Certificates the terms of
           --------------
which are specified in this Supplement.

          "Series 199[ - ] Additional Amounts" shall mean, with respect to any
           ----------------------------------
Distribution Date, the sum of the amounts determined pursuant to Sections 4.07(b), (f) and (h-5) for such Distribution Date.

          "Series 199[ - ] Allocable Finance Charge Collections" shall mean the
           ----------------------------------------------------
Series Allocable Finance Charge Collections with respect to Series 199[__-__].

          "Series 199[ - ] Allocation Percentage" shall mean the Series
           -------------------------------------
Allocation Percentage with respect to Series 199[ - ].

          "Series 199[ - ] Certificate" shall mean a Class A Certificate or a
           ---------------------------
Class B Certificate [or the Collateral Interest].

          "Series 199[ - ] Certificateholder" shall mean a Class A
           ---------------------------------
Certificateholder or a Class B Certificateholder [or the Collateral Interest Holder].

          "Series 199[ - ] Certificateholders' Interest" shall mean the Class
           --------------------------------------------
Certificateholders' Interest and the Class B Certificateholders' Interest [and the Collateral Interest].

          "Series 199[ - ] Monthly Fees" shall mean, with respect to any
           ----------------------------
Distribution Date, the amount determined pursuant to Section 4.05(a)(ii) and
(b)(ii) and Section 4.07(h-2)].

          "Series 199[ - ] Monthly Interest" shall mean the amounts determined
           --------------------------------
pursuant to Sections 4.02(a), (b) and (e); provided, however, that for purposes
                                           --------  -------
of Section 4.09A the amount Determined pursuant to subsection 4.02(e) shall be determined based on the lesser of the Collateral Rate and [____]% per annum.

          "Series 199[ - ] Principal Shortfall" shall have the meaning specified
           -----------------------------------
in Section 4.10.

          "Series Invested Amount" shall mean [the Initial Invested Amount] [the
           ----------------------
Initial Invested Amount plus the amount of any withdrawals from the Pre-Funding Account in connection with the purchase of an additional interest in Principal Receivables pursuant to Section 4.15] [other formula].

          "Series Required Seller Amount" shall mean an amount equal to [__]% of
           -----------------------------
the Initial Invested Amount.

          ["Series Interchange" shall mean, for any Monthly Period, the product
            ------------------
of (a) the Floating Allocation Percentage for such Monthly Period and (b) the portion of Series 199[__] Allocable Finance Charge Collections with respect to such Monthly Period that is attributable to Interchange; provided, however, that
                                                         --------  -------
Servicer Interchange for a Monthly Period shall not exceed one-twelfth of the product of (i) the sum of the Invested Amount [and the Enhancement Invested Amount, if any,] as of the last day of such Monthly Period and (ii) [___]%.]

          ["Servicing Base Amount" shall have the meaning specified in Section
            ---------------------
3.01.]

          ["Servicing Draw Amount" shall have the meaning specified in Section
            ---------------------
4.12(e).]

          "Servicing Fee Rate" shall mean [____]%.
           ------------------

          ["Servicing Draw Amount" shall have the meaning specified in Section
            ---------------------
4.12[(d)][(h)].]

          "Special Payment Date" shall mean each Distribution Date with respect
           --------------------
to the Rapid

Amortization Period.

          "Subordinated Series" shall mean any Series which, pursuant to the
           -------------------
terms of the related Supplement, is subordinated in any manner to the Series 199[_-_] Certificates.

          "Subordinated Series Reallocated Principal Collections" shall mean,
           -----------------------------------------------------
with respect to any Distribution Date, that portion of Collections of Principal Receivables allocable to a Subordinated Series which, pursuant to the terms of the related Supplement, are to be reallocated to Series 199[_-_] and treated as a portion of Available Principal Collections for such Distribution Date.

          ["Total Draw Amount" shall have the meaning specified in Section
            -----------------
4.12[(e)] [(j)].]

          "Termination Date" mean the [_________] Distribution Date.
           ----------------

          "Depositor Percentage" shall mean 100% minus (a) the Floating
           --------------------                  -----
Allocation Percentage, when used at any time with respect to Finance Charge Receivables and Defaulted Receivables, (b) the Floating Allocation Percentage, when used with respect to Principal Receivables during the Revolving Period and
(c) the Principal Allocation Percentage, when used with respect to Principal Receivables during the Controlled [Amortization] [Accumulation] Period and the Rapid Amortization Period [and any Early Accumulation Period].

          (b) Notwithstanding anything to the contrary in this Supplement or the Agreement, the term "Rating Agency" shall mean, whenever used in this Supplement or the Agreement with respect to Series 199_-_, [Moody's] [Standard & Poor's] [other Rating Agency]. As used in this Supplement and in the Agreement with respect to Series 199_-_, "highest investment category" shall mean (i) in the case of Standard & Poor's, [_____] or [_____], as applicable, and (ii) in the case of Moody's, [_____] or [_____] as applicable[; provided, however, that
                                                        --------  -------
notwithstanding any other provision of the Agreement or this Supplement to the contrary, for purposes of the investment of funds in the Cash Collateral Account (but only to the extent such funds exceed the Available Shared Collateral Amount on any date) and, on and after the Class B Principal Commencement Date, the Principal Funding Account and the Reserve Account, "highest investment category" as used in the definition of "Eligible Investments" shall mean (i) in the case of Standard & Poor's, [_____] or [_____], as applicable, and (ii) in the case of Moody's, [_____] or [_____], as applicable.]

          (c) Each capitalized term defined herein shall relate to the Series 199_-_ Certificates and no other Series of Certificates issued by the Trust. All capitalized terms used herein and not otherwise defined herein have the meanings ascribed to them in the Agreement. In the event that any term or provision contained herein shall conflict with or be inconsistent with any term or provision contained in the Agreement, the terms and provisions of this Supplement shall govern.

          (d) The words "hereof," "herein" and "hereunder" and words of similar import when used in this Supplement shall refer to this Supplement as a whole and not to any particular provision of this Supplement; references to any Article, Section or Exhibit are references to Articles,

Sections and Exhibits in or to this Supplement unless otherwise specified; and the term "including" means "including without limitation."


                                  ARTICLE III
                              SERVICER AND TRUSTEE
                              --------------------

          Section 3.01.  Servicing Compensation.  The share of the Servicing Fee
                         ----------------------
allocable to the Series 199__-__ Certificateholders with respect to any Distribution Date (the "Monthly Servicing Fee") shall be equal to one-twelfth of the product of (a) the Servicing Fee Rate and (b)(i) the sum of the [Adjusted] Invested Amount [and the Enhancement Invested Amount, if any,] as of the last day of the Monthly Period preceding such Distribution Date, minus (ii) the product of the amount, if any, on deposit in the Special Funding Account as of the last day of the Monthly Period preceding such Distribution Date and the Floating Allocation Percentage with respect to such Monthly Period (the amount calculated pursuant to this clause (b) is referred to as the "Servicing Base Amount"); provided, however, that with respect to the first Distribution Date,
          --------  -------
the Monthly Servicing Fee shall be equal to $[__________]. [On each Distribution Date, Servicer Interchange with respect to the related Monthly Period that is on deposit in the Collection Account shall be withdrawn from the Collection Account and paid to the Servicer in payment of a portion of the Monthly Servicing Fee with respect to such Monthly Period. In the case of any insufficiency of Servicer Interchange on deposit in the Collection Account, a portion of the Monthly Servicing Fee with respect to such Monthly Period will not be paid to the extent of such insufficiency of Servicer Interchange.] The share of the Monthly Servicing Fee allocable to the Class A Certificateholders [(after giving effect to the distribution of Servicer Interchange, if any, to the Servicer)] with respect to any Distribution Date (the "Class A Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class A Floating Percentage, (b) the [Net] Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect to the first Distribution Date, the Class A
--------  -------
Servicing Fee shall be equal to $[__________]. The share of the Monthly Servicing Fee allocable to the Class B Certificateholders [(after giving effect to the distribution of Servicer Interchange, if any, to the Servicer)] with respect to any Distribution Date (the "Class B Servicing Fee") shall be equal to one-twelfth of the product of (a) the Class 13 Floating Percentage, (b) the [Net] Servicing Fee Rate and (c) the Servicing Base Amount; provided, however,
                                                            --------  -------
that with respect to the first Distribution Date, the Class B Servicing Fee shall be equal to $[__________]. [The share of the Monthly Servicing Fee allocable to the Collateral Interest [(after giving effect to the distribution of Servicer Interchange, if any, to the Servicer)] with respect to any Distribution Date (the "Collateral Servicing Fee") shall be equal to one-twelfth of the product of the (a) Collateral Invested Percentage (b) the [Net] Servicing Fee Rate and (c) the Servicing Base Amount; provided, however, that with respect
                                            --------  -------
to the first Distribution Date, the Collateral Servicing Fee shall be equal to [__________].] The remainder of the Servicing Fee shall be paid by the Holder of the Depositor Certificate or the Certificateholders of other Series (as provided in the related Supplements) and in no event shall the Trust, the Trustee, the Series 199__-__ Certificateholders or the [Cash Collateral Depositor] [Credit Enhancement Provider] be liable for the share of the Servicing Fee to be paid by the Holder of the Depositor Certificate or the Certificateholders of any other Series. The (i) Class A Servicing Fee shall be payable to the Servicer solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(a)(ii), 4.07(a), 4.08(a) or 4.12(c)]; and the Class B Servicing Fee shall be payable solely to the extent amounts are available for distribution in respect thereof pursuant to Section 4.05(b) (ii), 4.07(d) for 4.12(e) [and (iii) the Collateral Servicing Fee shall be payable solely to the extent amounts are available for distribution with respect thereto pursuant to
Section 4.05[(b-1)(i)], 4.05(b)(ii) [or 4.07(h-2)].


                                   ARTICLE IV
                RIGHTS OF SERIES 1999_-_ CERTIFICATEHOLDERS AND
                -----------------------------------------------
                   ALLOCATION AND APPLICATION OF COLLECTIONS
                   -----------------------------------------


          Section 4.01. Collections and Allocations.
                        ---------------------------

          (a)  Allocations.  Collections of Finance Charge Receivables and
               -----------
Principal Receivables and Defaulted Receivables allocated to Series 199[ -_] pursuant to Article IV of the Agreement (and, as described herein, Collections of Finance Charge Receivables reallocates from other Series in Group [__]) shall be allocated and distributed or reallocated as set forth in this Article.

          (b)  Payments to the Depositor.  The Servicer shall on Deposit Dates
               -------------------------
withdraw from the Collection Account and pay to the Depositor, the following amounts:

          (i) an amount equal to the Depositor's Percentage for the related Due Period of Series 199[_-_] Allocable Finance Charge Collections to the extent such amount is deposited in the Collection Account; and
          (ii) an amount equal to the Transferror's Percentage for the related Due Period of Series Allocable Principal Collections deposited in the Collection Account, if the Depositor Amount (determined after giving effect to any Principal Receivables transferred to the Trust on such Deposit Date) exceeds zero.

          The withdrawals to be made from the Collection Account pursuant to this Section 4.01(b) do not apply to deposits into the Collection Account that do not represent Collections, including payment of the purchase price for the Certificateholders, Interest pursuant to Section 2.06 or 10.01 of the Agreement, payment of the purchase price for the Series 199[_-_] Certificateholders' Interest pursuant to Section 2.06 or 10.01 of this Supplement and proceeds from the sale, disposition or liquidation of Receivables pursuant to Section 9.01 or
12.02 of the Agreement.

          Section 4.02. Determination of Monthly Interest [; Interest Funding
                        -----------------------------------------------------
Account]
--------

          (a) The amount of monthly interest ("Class A Monthly Interest") distributable from the Collection Account with respect to the Class A Certificates on any Distribution Date shall be an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which in the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class A Certificate Rate and (ii) [the sum of (A)] the Class A Invested Amount [and (B) [the product of the Class A Floating Percentage and] the Pre-Funding Amount, each] as of close of business on the last day of the preceding Monthly Period; provided, however, with respect to the
                                          --------  -------
first Distribution Date, Class A Monthly Interest shall be equal to $[__________]. [Class A Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.]

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class A Interest Shortfall"), of (x) the Class A Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class A Monthly Interest on such Distribution Date (after giving effect to any withdrawal from the [Cash Collateral Account][Credit Enhancement] with respect to such Distribution Date). If the Class A Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class A Additional Interest") equal to [one-twelfth) of the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class A Certificate Rate and (ii) such Class A Interest Shortfall (or the portion thereof which has not been paid to the Class A Certificateholders [or deposited to the Interest Funding Account]) shall be payable as provided herein with respect to the Class A Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which a Class A Interest Shortfall is paid to the Class A Certificateholders. Notwithstanding anything to the contrary herein, Class A Additional Interest shall be payable or distributed to the Class A Certificateholders only to the extent permitted by applicable law.

          (b) The amount of monthly interest ("Class B Monthly Interest") distributable from the Collection Account with respect to the Class B Certificates on any Distribution Date shall be an amount equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class B Certificate Rate and (ii) [the sum of (A)] the Class B Invested Amount [and (B) [the product of the Class B Floating Percentage and] the Pre-Funding Amount, each] as of the close of business on the last day of the preceding Monthly Period; provided, however, with respect to the first
                          --------  -------
Distribution Date, Class B Monthly Interest shall be equal to $[__________]. [Class B Monthly Interest shall be calculated on the basis of a 360-day year of twelve 30-day months.]

          On the Determination Date preceding each Distribution Date, the Servicer shall determine the excess, if any (the "Class B Interest Shortfall"), of (x) the Class B Monthly Interest for such Distribution Date over (y) the aggregate amount of funds allocated and available to pay such Class B Monthly Interest on such Distribution Date (after giving effect to any withdrawal from the [Cash Collateral Account] [Credit Enhancement] with respect to such Distribution Date) . If the Class B Interest Shortfall with respect to any Distribution Date is greater than zero, an additional amount ("Class B Additional Interest") equal to [one-twelfth of] the product of (i) [(A) a fraction, the numerator of which is the actual number of days in the related Interest Period and the denominator of which is 360, times (B)] the Class B Certificate Rate and (ii) such Class B Interest Shortfall (or the portion thereof which has not been paid to the Class B Certificateholders [or deposited to the Interest Funding Account]) shall be payable as provided herein with respect to the Class B Certificates on each Distribution Date following such Distribution Date to and including the Distribution Date on which such Class B Interest Shortfall is paid to the Class B Certificateholders. Notwithstanding anything to the contrary herein, Class B Additional Interest shall be payable or distributed to the Class B Certificateholders only to the extent permitted by applicable law.

          (c)   Interest Funding Account.
                ------------------------
          (i) The Servicer, for the benefit of the Series 199_-_ Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Interest Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 199_-_ Certificateholders. The Interest Funding Account shall initially be established with [the Trustee].

          (ii) At the direction of the Servicer, funds on deposit in the Interest Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 199_-_ Certificateholders; provided, that on each Distribution Date any interest and other investment
--------
income (net of losses and investment expenses) (Interest Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Interest Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Interest Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date, the Servicer shall direct the Trustee to withdraw from the Interest Funding Account and [deposit into the Collection Account] [pay to the Depositor] all Interest Funding Investment Proceeds then on deposit in the Interest Funding Account [and such Interest Funding Investment Proceeds shall be treated as a portion of (x) prior to the Class B Principal Commencement Date, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date].

          (iv) Reinvested interest and other investment income on funds deposited in the Interest Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (d)  Control of Interest Funding Account.
               -----------------------------------

          (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Interest Funding Account and in all proceeds thereof. The Interest Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 199_-_ Certificateholders. If, at any time, the Interest Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Interest Funding Account meeting the conditions specified in paragraph
(c)(i). above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Interest Funding Account.

          (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Interest Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Interest Funding Account for the purpose of making distributions to the Series 199_-_ Certificateholders.

          (e) [The amount of monthly interest ("Collateral Monthly Interest") distributable from the Collection Account with respect to the Collateral Invested Amount on any Distribution Date shall be an amount equal to the product of (i) the Collateral Rate in effect with respect to the applicable Interest Period, (ii) the Collateral Invested Amount as of the close of business on the preceding Distribution Date (after giving effect to any increase or decrease in the Collateral Invested Amount on such preceding Distribution Date); provided
                                                                     --------
that in the case of the first Distribution Date Collateral Monthly Interest shall be equal to $[____________].

          On the Determination Date preceding each Distribution Date, the Servicer shall determine an amount (the "Collateral Interest Shortfall") equal to (x) the aggregate Collateral Monthly Interest for the Interest Period applicable to such Distribution Date minus (y) the amount which will be on
                                     -----
deposit in the Collection Account and allocable to the Collateral Invested Amount on such Distribution Date. If the Collateral Interest Shortfall with respect to any Distribution Date is greater than zero, on each subsequent Distribution Date until such Collateral Interest Shortfall is fully paid, an additional amount ("Collateral Additional Interest") shall be payable as provided herein with respect to the Collateral Invested Amount on each Distribution Date following such Distribution Date, to and including the Distribution Date on which such Collateral Interest Shortfall is paid to the Collateral Interest Holder, equal to the product of (i) the Collateral Rate in effect with respect to the applicable Interest Period, (ii) such Collateral Interest Shortfall (or the portion thereof which has not been paid to the Collateral Interest Holder) and (iii) a fraction the numerator of which is the actual number of days in the Interest Period ending immediately prior to such Distribution Date and the denominator of which is 360. Notwithstanding anything to the contrary herein, Collateral Additional Interest shall be payable or distributed to the Collateral Interest Holder only to the extent permitted by applicable law.)

          Section 4.03. Determination of Monthly Principal [; Principal Funding
                        -------------------------------------------------------
Account; Class A Accumulation Period.]
------------------------------------

          (a) The amount of monthly principal ("Class A Monthly Principal") distributable from the Collection Account with respect to the Class A Certificates on each Distribution Date, beginning with the first to occur of (i) the first Special Payment Date, if any, and (ii) the first Distribution Date with respect to the [Class A Accumulation Period] [Class A Controlled Amortization Period] [Early Accumulation Period], shall be equal to the least of
(x) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date, (y) for each Distribution Date with respect to the [Class A Accumulation Period] [Class A Controlled Amortization Period], the [Controlled Deposit Amount] [Controlled Distribution Amount] for such Distribution Date and (z) the Class A [Adjusted] Invested Amount on such Distribution Date.

          (b) The amount of monthly principal ("Class B Monthly Principal") distributable from the Collection Account with respect to the Class B Certificates on each Distribution Date, beginning with the Class B Principal Commencement Date [or during an Early Accumulation Period], shall be equal to the least of (x) the Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date (minus the portion of such Available Principal Collections applied to Class A Monthly Principal on such Distribution Date), (y) for each Distribution Date with respect to the [Class B Accumulation Period] [Class B Controlled Amortization Period] the [Controlled Deposit Amount] [Controlled Distribution Amount] for such Distribution Date and (z) the Class B [Adjusted] Invested Amount on such Distribution Date.

          [(b-1   The amount of monthly principal ("Collateral Monthly
Principal") distributable from the Collection Account to the Collateral Interest Holder with respect to the Collateral Interest on each Distribution Date shall be an amount equal to the lesser of (A) the excess, if any, of the Collateral Invested Amount (after taking into account adjustments to be made on such Distribution Date pursuant to Sections 4.06.and 4.08) over the Required Collateral Amount on such Distribution Date or (B) the Available Principal Collections on such Distribution Date.]

          (c)  Principal Funding Account.
               -------------------------

          (i) The Servicer, for the benefit of the Series 199_-_ Certificateholders, shall establish and maintain in the name of the Trustee, on behalf of the Trust, an Eligible Deposit Account (the "Principal Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 199_-_ Certificateholders. The Principal Funding Account shall initially be established with [the Trustee].

          (ii) At the direction of the Servicer, funds on deposit in the Principal Funding Account shall be invested by the Trustee in Eligible Investments selected by the Servicer. All such Eligible Investments shall be held by the Trustee for the benefit of the Series 199_-_ Certificateholders; provided, that on each Distribution Date all interest and other investment
--------
income (net of losses and investment expenses) ("Principal Funding Investment Proceeds") on funds on deposit therein shall be applied as set forth in paragraph (iii) below. Funds on deposit in the Principal Funding Account shall be invested in Eligible Investments that will mature so that such funds will be available at the close of business on the Transfer Date preceding the following Distribution Date. Unless the Servicer directs otherwise, funds deposited in the Principal Funding Account on a Transfer Date (which immediately precedes a Payment Date) upon the maturity of any Eligible Investments are not required to be invested overnight.

          (iii) On each Distribution Date with respect to [the Accumulation Period] [an Early Accumulation Period], the Servicer shall direct the Trustee to withdraw from the Principal Funding Account and deposit into the Collection Account all Principal Funding Proceeds then on deposit in the Principal Funding Account and such Principal Funding Investment Proceeds shall be treated as a portion of (x) prior to the Class B Principal Commencement Date, Class A Available Funds and (y) thereafter, Class B Available Funds, in each case for such Distribution Date.

          (iv) Reinvested interest and other investment income on funds deposited in the Principal Funding Account shall not be considered to be principal amounts on deposit therein for purposes of this Supplement.

          (c)  Control of Principal Funding Account.
               ------------------------------------

          (i) The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Principal Funding Account and in all proceeds thereof. The Principal Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 199_-_ Certificateholders. If, at any time, the Principal Funding Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency may consent) establish a new Principal Funding Account meeting the conditions specified in paragraph (c)(i) above as an Eligible Deposit Account and shall transfer any cash or any investments to such new Principal Funding Account.

          (ii) Pursuant to the authority granted to the Servicer in Section 3.01(b) of the Agreement, the Servicer shall have the power, revocable by the Trustee, to make withdrawals and payments or to instruct the Trustee to make withdrawals and payments from the Principal Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder. Pursuant to the authority granted to the Paying Agent in Section 5.01 of this Supplement and
Section 6.07 of the Agreement, the Paying Agent shall have the power, revocable by the Trustee, to withdraw funds from the Principal Funding Account for the purpose of making distributions to the Series 199_-_ Certificateholders.]

          [  (d)   The Class A Accumulation Period is scheduled to commence at the close of business on the last Business Day of [_____]; provided, however,
                                                           --------  -------
that if the Class A Accumulation Period Length (determined as described below) is less than [____] months, the date on which the Class A Accumulation Period actually commences will be delayed to the last Business Day of the month that is the number of months prior to [_____], equal to the Class A Accumulation Period Length and, as a result, the number of Monthly Periods in the Class A Accumulation Period will equal the Class A Accumulation Period Length. On the Determination Date immediately preceding the [_____] Distribution Date, the Servicer will determine the "Class A Accumulation Period Length" which will be equal to the product, rounded upwards to the nearest whole number, of (a) [_____] months and (b) a fraction, the numerator of which is equal to the sum of
(i) the Series Invested Amount, (ii) the series invested amounts of all then outstanding Series which are not scheduled to be in their revolving periods for the entire period from [_____] to the last Business Day of [_____], (iii) the series invested amounts of any other Series which are not Principal Sharing Series and (iv) the series invested amounts of any other Series designated by the Depositor in a written notice delivered to the Servicer on or prior to such Determination Date, and the denominator of which is equal to the series invested amounts of all then outstanding Series (including Series 199_-_). Notwithstanding the foregoing, unless a Pay Out Event occurs with respect to Series 199_-_, the Class A Accumulation Period will commence on the last Business Day of [_____] if, prior to such date, a Pay out Event shall have occurred with respect to any other Series (other than a Series designated pursuant to clause (iii) or (iv) above). In addition, if the Class A Accumulation Period Length shall have been determined to be less than [ ] months and, after the date on which such determination is made, a Pay Out Event shall occur with respect to any outstanding Series other than Series 199_-_, the Class A Accumulation Period will commence on the earlier of (i) the first day of the Monthly Period immediately succeeding the date that such Pay Out Event shall have occurred with respect to such Series and (ii) the date on which the Class A Accumulation Period is then scheduled to commence.]

          Section 4.04.  Required Amount.  With respect to each Distribution
                         ---------------
Date, on the related Determination Date, the Servicer shall determine the amount (the "Class A Required Amount"), if any, by which (a) the sum of (i) Class A Monthly Interest for such Distribution Date, (ii) any Class A Monthly Interest previously due but not paid to the Class A Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date, (iii) any Class A Additional interest previously due but not paid to the Class A Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date, (iv) the Class A Servicing Fee for such Distribution Date,
(v) any Class A Servicing Fee previously due but not paid to the Servicer, and
(vi) the Class A Investor Default Amount, if any, for such Distribution Date exceeds (b) the Class A Available Funds. In the event that the [Class A] Required Amount for such Distribution Date is greater than zero, the Servicer shall give written notice to the Trustee of such positive Required Amount on the date of computation.

          [(b) With respect to each Distribution Date, on the related Determination Date, the Servicer shall determine the amount (the "Class B Required Amount"), if any, by which (a) the sum of (i) Class B Monthly Interest for such Distribution Date, (ii) any Class B Monthly Interest previously due but not paid to the Class B Certificateholders, (iii) Class B Additional Interest, if any, for such Distribution Date and (iv) the Class B Investor Default Amount, if any, (v) the Class B Servicing Fee for such Distribution Date and (vi) any Class A Servicing Fee previously due but not paid to the Servicer exceeds (b) the amounts available therefor pursuant to subsections 4.05(b)(i), (ii) and
(iii) and 4.07(c), (d) or (e) plus any other funds available to the Trust to
                              ----
cover the amounts
referred to in clauses (i) through (vi) above. In the event that the Class B Required Amount for such Distribution Date is greeter than zero, the Servicer shall give written notice to the Trustee of such positive Class B Required Amount on the date of computation.]

          Section 4.05.  Application of Class A Available Funds, Class B
                         -----------------------------------------------
Available Funds and Available Principal Collections.  The Servicer shall apply,
---------------------------------------------------
or shall cause the Trustee to apply, on each Distribution Date, Class A Available Funds, Class B Available Funds and Available Principal Collections on deposit in the Collection Account with respect to such Distribution Date to make the following distributions:

          (a) On each Distribution Date, an amount equal to the Class A Available Funds with respect to such Distribution Date will be distributed in the following priority:

          [(i)    an amount equal to Class A Monthly Interest for such
Distribution Date, plus the amount of any Class A Monthly Interest previously
                   ----
due but not distributed to Class A Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date, plus the amount of any
                                                        ----
Class A Additional Interest for such Distribution Date and any Class A Additional Interest previously due but not distributed to Class A Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date, shall be [distributed to the Paying Agent for payment to the Class A Certificateholders] [deposited in the Interest Funding Account for distribution to the Paying Agent for payment to Class A Certificateholders on the applicable Payment Date];

          (ii) an amount equal to the Class A Servicing Fee for such Distribution Date, plus the amount of any Class A Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

          (iii) an amount equal to the Class A Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (b) On each Distribution Date, an amount equal to the Class B Available Funds with respect to such Distribution Date will be distributed in the following priority:

          (i) an amount equal to Class B Monthly Interest for such Distribution Date, plus the amount of any Class B Monthly Interest previously due but not distributed to Class B Certificateholders [or deposited to the Interest Funding Account] on a prior Distribution Date, plus the amount of any Class B Additional Interest for such Distribution Date and any Class B Additional Interest previously due but not distributed to Class B Certificateholders

[or deposited to the Interest Funding Account] on a prior Distribution Date, shall be [distributed to the Paying Agent for payment to the Class B Certificateholders] [deposited in the Interest Funding Account for distribution to the Paying Agent for payment to Class B Certificateholders on the applicable Payment Date];

          (ii) an amount equal to the Class B Servicing Fee for such Distribution Date, plus the amount of any Class B Servicing Fee previously due but not distributed to the Servicer on a prior Distribution Date, shall be distributed to the Servicer (unless such amount has been netted against deposits to the Collection Account in accordance with Section 4.03 of the Agreement);

          (iii) an amount equal to the Class B Investor Default Amount for such Distribution Date shall be treated as a portion of Available Principal Collections for such Distribution Date; and

          (iv) the balance, if any, shall constitute Excess Spread and shall be allocated and distributed as set forth in Section 4.07.

          (c) On each Distribution Date with respect to the Revolving Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period shall be [treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement] [paid to the Holder of the Depositor Certificate only if the Depositor Amount on such date is greater than the Required Depositor Amount [after giving effect to the inclusion in the Trust of all Principal Receivables created on such date and thereafter shall be deposited in the Special Funding Account] [paid to the Collateral Interest Holder for application in accordance with the Loan Agreement to the extent of Collateral Monthly Principal for such Distribution Date].

          (d) On each Distribution Date with respect to the [Accumulation Period] [Controlled Amortization Period] [Early Accumulation Period] or the Rapid Amortization Period, an amount equal to the Available Principal Collections deposited in the Collection Account for the related Monthly Period will be distributed in the following priority:

          (i) an amount equal to Class A Monthly Principal for such Distribution Date, up to the Class A [Adjusted] Invested Amount, on such Distribution Date, shall be [distributed to the Paying Agent for payment to the Class A Certificateholders] [deposited in the Principal Funding Account];

          (ii) for each Distribution Date [beginning on the Class B Principal Commencement Date] [during an Early Accumulation Period], an amount equal to Class B Monthly Principal for such Distribution Date, up to the Class B Adjusted] Invested Amount on such Distribution Date, shall be [distributed to the Paying Agent for payment to the Class B Certificateholders] [deposited in the Principal Funding Account];

          (iii) for each Distribution Date with respect to the Rapid Amortization Period, beginning with the Distribution Date on which the Invested Amount is paid in full, after giving effect to the distributions referred to above, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account, to the extent of the Enhancement Invested Amount, if any, shall be distributed to the Cash Collateral Depositor for application in accordance with the Loan Agreement;] and

          (iv)  for each Distribution Date, after giving effect to paragraphs
(i), (ii) [and (iii)] above, an amount equal to the balance, if any, of such Available Principal Collections then on deposit in the Collection Account [up to an amount equal to Collateral Monthly Principal for such Distribution Date shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement and the remainder of such Collections] shall be [treated as Shared Principal Collections and applied in accordance with Section 4.04 of the Agreement] [paid to the Holder of the Depositor Certificate only if the Depositor Amount on such date is greater than the Required Depositor Amount (after giving effect to the inclusion in the Trust of all Principal Receivables created on such date) and thereafter shall be deposited in the Special Funding Account].

          [(e)   On the Distribution Date immediately following the end of the
Funding Period, an amount equal to the amount specified in Section 4.14(b) shall be withdrawn from the Pre-Funding Account and distributed to the Paying Agent for payment to the [Class A Certificateholders] [and] [the Class B Certificateholders] [and the Collateral Interest Holder] [pro rata based on the
                                                          --- ----
ratio of the Class A Invested Amount and the Class B Invested Amount [and the Collateral Interest], respectively, to the Invested Amount as of the last day of the related Monthly Period].

          Section 4.06.  Defaulted Amounts; Investor Charge-Offs.  (a) On each
                         ---------------------------------------
Determination Date, the Servicer shall calculate the Class A Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the [Class A] Required Amount for the related Monthly Period exceeds the sum of (x) the amount of Reallocated Principal Collections with respect to such Monthly Period, (y) the amount of Excess Spread [and the Excess Finance Charge Collections allocable to Series 199_-_] with respect to such Monthly Period [and
(z) the [Available Shared Collateral Amount] [Available Credit Enhancement Amount] with respect to such Distribution Date, then [the [Enhancement] [Collateral] Invested Amount, if any, will be reduced by the amount of such excess, but not by more than the Class A Investor Default Amount for such Distribution Date. In the event that such reduction would cause the [Enhancement] [Collateral] Investment Amount to be a negative number, then the [Enhancement] [Collateral] Invested Amount will be reduced to zero and] the Class B Invested Amount shall be reduced by the amount [of such excess] [by which the [Enhancement] [Collateral] Invested Amount would have been reduced below zero,] but not by more than [the excess, if any, of] the Class A Investor Default Amount for such Distribution Date [over the amount of such reduction, if any, of the [Enhancement] [Collateral] Invested Amount with respect to such Distribution Date]. In the event that such reduction would cause the Class B Invested Amount to be a negative number, then the Class B Invested Amount shall be reduced to zero, and the Class A Invested Amount shall be reduced by the amount by which the Class B Invested Amount would have been reduced below zero, but not by more than the excess, if any, of the Class A Investor Default Amount for such Distribution Date over the [aggregate] amount of the reductions, if any, of [the [Enhancement] [Collateral] Invested Amount and] the Class B Invested Amount for such Distribution Date (a "Class A Investor Charge-Off). Class A Investor Charge-Offs shall thereafter be reimbursed and the Class A Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class A Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread [and Excess Finance Charge Collections] allocated and available for that purpose pursuant to Section 4.07(b).

          (b) On each Determination Date, the Servicer shall calculate the Class B Investor Default Amount, if any, for the related Distribution Date. If, on any Distribution Date, the Class B Required Amount for such Distribution Date exceeds the sum of (x) the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections] with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to Section 4.05(b)
(iii) or 4.07(e) and (y) the portion, if any, of the [Available Shared Collateral Amount] [Available Credit Enhancement Amount] with respect to such Distribution Date [(after giving effect to any withdrawal from the Cash Collateral Account to fund the Required Draw Amount with respect to such Distribution Date)], then [the [Enhancement) [Collateral] Invested Amount shall be reduced by the amount of such excess. In the event that such reduction would cause the [Enhancement] [Collateral] Invested Amount to be a negative number, then the [Enhancement] [Collateral] Invested Amount shall reduced to zero, and] the Class B Invested Amount shall be reduced by the amount [of such excess] [by which the [Enhancement] [Collateral] Invested Amount would have been reduced below zero,] but not by more than the Class B Investor Default Amount for such Distribution Date (a "Class B Investor Charge-Off"). Class B Investor Charge-Offs shall thereafter be reimbursed and the Class B Invested Amount increased (but not by an amount in excess of the aggregate unreimbursed Class B Investor Charge-Offs) on any Distribution Date by the amount of Excess Spread [and Excess Finance Charge Collections] allocated and available for that purpose pursuant to
Section 4.07(f).

          (c) If on any Distribution Date Reallocated Principal Collections for such Distribution Date are applied pursuant to Section 4.08(a), then [the [Enhancement] [Collateral] Invested Amount shall be reduced by the amount of such Reallocated Principal Collections. In the event that such reduction would cause the [Enhancement] [Collateral] Invested Amount to be a negative number, then the [Enhancement] [Collateral] Invested Amount shall be reduced to zero, and] the Class B Invested Amount shall be reduced by the amount [of such Reallocated Principal Collections] [by which the [Enhancement] [Collateral] Invested Amount would have been reduced below zero]. [On each Determination Date, the Servicer shall calculate the Collateral Default Amount. If on any Distribution Date the Collateral Default Amount for the previous Monthly Period exceeds the amount of Collateral Available Funds, Excess Spread [and Excess Finance Charge Collections] with respect to the related Monthly Period which are allocated and available to pay such amount pursuant to Section 4.07(h-3), then the Collateral Interest will be reduced by the amount of such excess but not by more than the lesser of the Collateral Default Amount and the Collateral Interest for such Distribution Date (a "Collateral Charge-Off"). The Collateral Interest will after any reduction pursuant to this Section 4.06 be reimbursed on any Distribution Date by the amount of Excess Spread [and Excess Finance Charge Collections] allocated and available on such Distribution date for that purpose as described under
Section 4.07(h-4).]

          Section 4.07.  Excess Spread; Excess Finance Charge Collections.  The
                         ------------------------------------ -----------
Servicer shall apply, or shall cause the Trustee to apply, on each Distribution Date, Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] with respect to the related monthly Period, to make the following distributions in the following order of priority:

          (a) an amount equal to the [Class A] Required Amount, if any, with respect to such Distribution Date shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); provided, that
                                                                --------
in the event the Required Amount for such Distribution Date exceeds the amount of Excess Spread [and Excess Finance Charge Collections allocated to Series 199- _-], then such Excess Spread [and Excess Finance Charge Collections] shall be applied first to pay amounts due with respect to such Distribution Date pursuant to Section 4.05(a)(i), second to pay the Class A Servicing Fee pursuant to
Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount for such Distribution Date pursuant to Section 4.05(a)(iii);

          (b) an amount equal to the aggregate amount of Class A Investor Charge-Offs which have not been previously reimbursed as provided in Section 4.06(a) (after giving effect to the allocation on such Distribution Date of any amount for that purpose pursuant to Section 4.06(a)) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (c) an amount equal to the sum of (i) any Class B Monthly Interest due but not distributed to the Class B Certificateholders [or deposited to the Interest Funding Account] either on such Distribution Date or a prior Distribution Date and (ii) the amount of any Class B Additional Interest previously due but not distributed to the Class B Certificateholders [or deposited to the Interest Funding Account] either on such Distribution Date or a prior Distribution Date, after giving effect to the allocation in section 4.05(b)(i), shall be [distributed to the Paying Agent for payment to the Class B Certificateholders] [deposited in the Interest Funding Account for distribution to the Paying Agent for payment to Class B Certificateholders on the applicable Payment Date];

          (d) an amount equal to any Class B Servicing Fees due but not paid to the Servicer either on such Distribution Date or a prior Distribution Date, after giving effect to the allocation in Section 4.05(b)(iii), shall be paid to the Servicer;

          (e) an amount equal to the remaining Class B Investor Default Amount for such Distribution Date, after giving effect to the allocation in Section 4.05(b)(iii), shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (f) an amount equal to the aggregate amount by which the Class B Invested Amount has been reduced pursuant to clauses (c), (d) and (e) of the definition of "Class B Invested Amount" in Section 2.01 of this Supplement (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections for such Distribution Date;

          (g) [an amount equal to the "Monthly Cash Collateral Fee" (as defined in the Loan Agreement) for such Distribution Date shall be distributed to the Cash Collateral Depositor for application in accordance with the Loan Agreement] [an amount equal to the "Monthly Credit Enhancement Fee" (as defined in the Credit Enhancement Agreement) shall be distributed to the Credit Enhancement Provider];

          [(h-1) an amount equal to Collateral Monthly Interest for the related Distribution Date, plus the amount of any Collateral Monthly Interest previously
                   ----
due but not distributed to the Collateral Interest Holder on a prior Distribution Date, plus the amount of any Collateral Additional Interest for
                   ----
such Distribution Date and any Collateral Additional Interest previously due but not distributed to the Collateral Interest Holder on a prior Distribution Date, shall be distributed to the Collateral Interest Holder for application in accordance with the Loan Agreement;]

          [(h-2) an amount equal to the Collateral Servicing Fee for such Distribution Date and any Collateral Servicing Fee due but not paid to the Servicer on a prior Distribution Date shall be paid to the Servicer;]

          [(h-3) an amount equal to the Collateral Default Amount, if any, for the prior Monthly Period shall be treated as a portion of Available Principal Collections for such Distribution Date;]

          [(h-4) an amount equal to the aggregate amount by which the [Enhancement] [Collateral] Invested Amount has been reduced pursuant to clause
(c) of the definition of "[Enhancement] [Collateral] Invested Amount" (but not in excess of the aggregate amount of such reductions which have not been previously reimbursed) shall be treated as a portion of Available Principal Collections with respect to such Distribution Date;]

          [(i) [prior to the occurrence of an Economic Early Amortization Event,] an amount up to the excess, if any, of the [Initial] [Required] Cash Collateral Amount over the Available Cash Collateral Amount shall be deposited into the Cash Collateral Account in accordance with the Loan Agreement;]

          [(j) on each Distribution Date from and after the Reserve Account Funding Date, but prior to the date on which the Reserve Account terminates as described in Section 4.11(f), an amount up to the excess, if any, of the Required Reserve Account Amount over the Available Reserve Account Amount shall he deposited into the Reserve Account;]

          [(k) an amount equal to the aggregate of any other amounts then due to the [Cash Collateral Depositor] [Credit Enhancement Provider] pursuant to the [Loan Agreement] [Credit Enhancement Agreement] (to the extent such amounts are payable pursuant to the [Loan Agreement] [Credit Enhancement Agreement] out of Excess Finance Charge Collections and Excess Spread) shall be distributed to the [Cash Collateral Depositor] [Credit Enhancement Provider] for application in accordance with the [Loan Agreement] [Credit Enhancement Agreement];] and

          [(l) the balance, if any, will constitute a portion of Excess Finance Charge Collections for such Distribution Date and will be available for
allocation to other Series in Group [     ] or to the Depositor as described in
Section 4.05 of the Agreement.]

          Section 4.08.  Reallocated Principal Collections.  The Servicer shall
                         ---------------------------------
apply, or shall cause the Trustee to apply, on each Distribution Date Reallocated Principal Collections with respect to such Distribution Date, to make the following distributions in the following order of priority:

          (a) an amount equal to the excess, if any, of (i) the [Class A] Required Amount, if any, with respect to such Distribution Date over (ii) [the sum of (x)] the amount of Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] with respect to the related Monthly Period [and (y) the [Available Shared Collateral Amount] [Available Credit Enhancement Amount] with respect to such Distribution Date,] shall be distributed by the Trustee to fund any deficiency pursuant to Sections 4.05(a)(i), (ii) and (iii); and

          [(b) an amount equal to the excess, if any, of (i) the Class B Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread [and Excess Finance Charge Collections] allocated and available to the Class B Certificates pursuant to subsection 4.07(c), (d) and
(e) on such Distribution Date shall be applied pursuant to subsections 4.05(b)(i), (ii) and (iii)].

          (c) the balance, if any, shall be treated as a portion of Available Principal Collections for such Distribution Date.

          On each Distribution Date, the Collateral Interest shall be reduced by the amount of Reallocated Principal Collections for such Distribution Date. In the event that such reduction would cause the Collateral Interest (after giving to any Collateral Charge-Offs for such Distribution Date) to be a negative number, then the Collateral Interest (after giving effect to any Collateral Charge-Offs for such Distribution Date) shall be reduced to zero and the Class B Investor Interest shall be reduced by the amount by which the Collateral Interest would have been reduced below zero. In the event that the reallocation of Reallocated Principal Collections would cause the Class B Investor Interest (after giving effect to any Class B Investor Charge-Offs for such Distribution
Date) to be a negative number on any Distribution Date, then Reallocated Principal Collections shall be reallocated on such Distribution Date in an aggregate amount not to exceed the amount which would cause the Class B Investor Interest (after giving to any Class B Investor Charge-Offs for such Distribution
Date) to be
reduced to zero. References to "negative numbers" above shall be determined without regard to the requirement that the Invested Amount of a Class not be reduced below zero.)

          [ Section 4.09.  Excess Finance Charge Collections.  Series 199_-_
                           ---------------------------------
shall be included in Group [     ].  Subject to Section 4.05 of the Agreement,
Excess Finance Charge Collections with respect to the Series in Group [    ] for
any Distribution Date will be allocated to Series 199_-_ in an amount equal to the product of (x) the aggregate amount of Excess Finance Charge Collections
with respect to all the Series in Group [    ] for such Distribution Date and
(y) a fraction, the numerator of which is the Finance Charge Shortfall for Series 199_-_ for such Distribution Date and the denominator of which is the
aggregate amount of Finance Charge Shortfalls for all the Series in Group [    ]
for such Distribution Date. The "Finance Charge Shortfall" for Series 199_-_ for any Distribution Date will be equal to the excess, if any, of (a) the full amount required to be paid, without duplication, pursuant to Sections 4.05(a), 4.05(b) and 4.07 on such Distribution Date over (b) the sum of (i) the Floating Allocation Percentage of Collections of Finance Charge Receivables with respect to the related Monthly Period (including any investment earnings that are to be treated as Collections of Finance Charge Receivables in accordance with the Agreement), [(ii) if such Monthly Period relates to a Distribution Date with respect to the Accumulation Period [or an Early Accumulation Period], the amount of Principal Funding Investment Proceeds and Interest Funding Investment Proceeds, if any, with respect to such Distribution Date, [(iii) the amount of funds, if any, to be withdrawn from the Reserve Account which, pursuant to
Section 4.11(d), are required to be included in Class A Available Funds or Class B Available Funds with respect to such Distribution Date,] [(d) any investment earnings (net of investment losses and expenses) transferred from the Pre-Funding Account to the Collection Account on the related Distribution Date] [and
(e) describe other amounts].

          [ Section 4.09A. Reallocated Investor Finance Charge Collections.
                           -----------------------------------------------

          (a) That portion of Group [____] Investor Finance Charge Collections for any Distribution Date equal to the amount of Reallocated Investor Finance Charge Collections for such Distribution Date will be allocated to Series 199[_- _] and will be distributed as set forth in this Supplement.]

          (b) Reallocated Investor Finance Charge and Administrative Collections, with respect to any Distribution Date shall equal the sum of (i) the aggregate amount of Series 199[ - ] Monthly Interest, Investor Default Amount, Series 199[ - ] Monthly Fees and Series 199[ - ] Additional Amounts for such Distribution Date and (ii) that portion of excess Group [____] Investor Finance Charge Collections to be included in Reallocated Investor Finance Charge Collections pursuant to subsection (c) hereof; provided, however, that if the
                                               --------  -------
amount of Group [____] Investor Finance Charge Collections for such Distribution Date is less than the sum of (w) Group [____] Investor Monthly Interest, (x) Group [____] Investor Default Amount, (y) Group [____] Investor Monthly Fees and
(z) Group [____] Investor Additional Amounts, then Reallocated Investor Finance Charge Collections shall equal the sum of the following amounts for such Distribution Date:

          (A) The product of (I) Group [____] Investor Finance Charge Collections (up to the amount of Group [____] Investor Monthly Interest) and
(II) a fraction, the numerator of which is Series 199[_-_] Monthly Interest and the denominator of which is Group [____] Investor Monthly Interest;

          (B) the product of (I) Group [____] Investor Finance Charge Collections less the amount of Group [____] Investor Monthly Interest (up to the Group [____] Investor Default Amount) and (II) a fraction, the numerator of which is the Investor Default Amount and the denominator of which is the Group [____] Investor Default Amount;

          (C) the product of (I) Group [____] Investor Finance Charge Collections less the amount of Group [____] Investor Monthly Interest and the Group [____] Investor Default Amount (up to Group [____] Investor Monthly Fees) and (II) a fraction, the numerator of which is Series 199[_-_] Monthly Fees and the denominator of which is Group [____] Investor Monthly Fees; and

          (D) the product of (I) Group [____] Investor Finance Charge Collections less the sum of (i) Group [____] Investor Monthly Interest, (ii) the Group [____] Investor Default Amount and (iii) Group [____] Investor Monthly Fees and (II) a fraction, the numerator of which is Series 199[_-_] Additional Amounts and the denominator of which is Group [____] Investor Additional Amounts.

          (c) If the amount of Group [____] Investor Finance Charge Collections for such Distribution Date exceeds the sum of (i) Group [____] Investor Monthly Interest, (ii) Group [____] Investor Default Amount, (iii) Group [____] Investor Monthly Fees and (iv) Group [____] Investor Additional Amounts, then Reallocated Investor Finance Charge Collections for such Distribution Date shall include an amount equal to the product of (x) the amount of such excess and (y) a fraction, the numerator of which is the Invested Amount as of the last day of the second preceding Due Period and the denominator of which is the sum of such Invested Amount and the aggregate invested amounts for all other Series included in Group [____] as of such last day.

          [ Section 4.10.  Shared Principal Collections.  Subject to Section
                           ----------------------------
4.04 of the Agreement, Shared Principal Collections for any Distribution Date will be allocated to Series 199[_-_] in an amount equal to the product of (x) the aggregate amount of Shared Principal Collections with respect to all Principal Sharing Series for such Distribution Date and (y) a fraction, the numerator of which is the Principal Shortfall for Series 199_-_ for such Distribution Date and the denominator of which is the aggregate amount of Principal Shortfalls for all the Series which are Principal Sharing Series for such Distribution Date. The Principal Shortfall for Series 199_-_ will be equal to (a) for any Distribution Date with respect to the Revolving Period, zero, (b) for any Distribution Date with respect to the [Accumulation Period] [Controlled Amortization Period], the excess, if any, of the [Controlled Deposit Amount] [Controlled Distribution Amount] with respect to such Distribution Date over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections) and (c) for any Distribution Date with respect to the [Rapid Amortization] [Early Accumulation] Period, the excess, if any, of [the sum of] the Invested Amount [and the Enhancement Invested Amount, if any,] over the amount of Available Principal Collections for such Distribution Date (excluding any portion thereof attributable to Shared Principal Collections).]

          Section 4.11. Reserve Account.
                        ---------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 199_-_ Certificateholders, an Eligible Deposit Account (the "Reserve Account") bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the Series 199_-_ Certificateholders. The Reserve Account shall initially be established with [the Trustee]. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Reserve Account and in all proceeds thereof. The Reserve Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 199_- _ Certificateholders. If at any time the Reserve Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Reserve Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Reserve Account. The Trustee, at the direction of the Servicer, shall (i) make withdrawals from the Reserve Account from time to time in an amount up to the Available Reserve Account Amount at such time, for the purposes set forth in this Supplement, and (ii) on each Distribution Date (from and after the Reserve Account Funding Date) prior to the termination of the Reserve Account make a deposit into the Reserve Account in the amount specified in, and otherwise in accordance with, Section 4.07(j).

          (b) Funds on deposit in the Reserve Account shall be invested at the direction of the Servicer by the Trustee in Eligible Investments. Funds on deposit in the Reserve Account on any Transfer Date, after giving effect to any withdrawals from the Reserve Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The Trustee shall maintain for the benefit of the Series 199--_ Certificateholders possession of the negotiable instruments or securities, if any, evidencing such Eligible Investments. No Eligible Investment shall be disposed of prior to its maturity; provided, however, that the Trustee may sell, liquidate or dispose of an
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Eligible Investment before its maturity, if so directed by the Servicer, the Servicer having reasonably determined that the interests of the Series 199_-_ Certificateholders may be adversely affected if such Eligible Investment is held to its maturity. On each Distribution Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Distribution Date on funds on deposit in the Reserve Account shall be retained in the Reserve Account (to the extent that the Available Reserve Account Amount is less than the Required Reserve Account Amount) and the balance, if any, shall be distributed to [the Cash Collateral Depositor for application in accordance with the Loan Agreement] [the Depositor]. For purposes of determining the availability of funds or the balance in the Reserve Account for any reason under this Supplement, except as otherwise provided in the preceding sentence, investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On the Determination Date preceding each Distribution Date with respect to the Accumulation Period and the first Special Payment Date, the Servicer shall calculate the "Reserve Draw Amount" which shall be equal to the excess, if any, of the Covered Amount with respect to such Distribution Date or Special Payment Date over the Principal Funding Investment Proceeds with respect to such Distribution Date or Special Payment Date; provided, that such amount
                                                   --------
will be reduced to the extent that funds otherwise would be available for deposit in the Reserve Account under Section 4.07(j) with respect to such Distribution Date or Special Payment Date.

          (d) In the event that for any Distribution Date the Reserve Draw Amount is greater than zero, the Reserve Draw Amount, up to the Available Reserve Account Amount, shall be withdrawn from the Reserve Account on the related Transfer Date by the Trustee (acting in accordance with the instructions of the Servicer), deposited into the Collection Account and included in (i) prior to the Class B Principal Commencement Date, Class A Available Funds and
(ii) thereafter, the Class B Available Funds, in each case for such Distribution Date.

          (e) In the event that the Reserve Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Reserve Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Reserve Account, and pay to [the Cash Collateral Depositor for application in accordance with the Loan Agreement] [the Depositor], an amount equal to such Reserve Account Surplus.

          (f) Upon the earliest to occur of (i) the day on which the Invested Amount is paid in full to the Series 199_-_ Certificateholders, (ii) if the Accumulation Period has not commenced, the occurrence of a Pay Out Event with respect to Series 199_-_ and (iii) if the Accumulation Period has commenced, the earlier of the first Special Payment Date and the Class B Expected Final Payment Date, the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Series 199_-_ Certificateholders which are payable from the Reserve Account as provided herein, shall withdraw from the Reserve Account and pay to [the Depositor] [the Cash Collateral Depositor for application in accordance with the Loan Agreement,] all amounts, if any, on deposit in the Reserve Account and the Reserve Account shall be deemed to have terminated for purposes of this Supplement.]

          Section 4.12. Establishment of Credit Enhancement.
                        -----------------------------------

          (a)   The Servicer shall:

          (i) [obtain] [establish] the Credit Enhancement [for the account] [in the name of] of the Trustee and solely for the benefit of the Class B Certificateholders,

         (ii) enter into the Credit Enhancement Agreement which provides for [ ], and

          (iii) ensure that the Credit Enhancement will permit the Trustee (or the Servicer on its behalf) to make withdrawals from time to time in an amount up to the Available Credit Enhancement Amount at such times and for the purposes set forth in this Supplement.

Such withdrawals shall be made in the priority set forth below and the Available Credit Enhancement Amount will be reduced by the amount of each such withdrawal as provided in the definition thereof set forth in Section 2.01 of this Supplement. The Credit Enhancement Provider shall not be entitled to reimbursement for any withdrawals, interest or fees with respect to the Credit Enhancement from the corpus of the Trust except as specifically provided herein.

          (b) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.05(a) on the related Distribution
Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.07(a) to fund such Required Amount on such Distribution Date.

          (c) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.05(b)(i) and Section 4.07(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on such Distribution Date pursuant to Section 4.05(b)(i) or
Section 4.07(c), (ii) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date pursuant to Section 4.05(b)(i) or
Section 4.07(c) or this paragraph (d) and (iii) any Class B Additional Interest due but not to be distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date pursuant to Section 4.05(b)(i) or Section 4.07(c) or this paragraph (d).

          (d) On each Determination Date, the Servicer shall calculate the amount (the "Servicing Draw Amount") equal to the excess, if any, of (i) the Class B Servicing Fee for the related Distribution Date over (ii) the amount of Available Class B Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.05(b)(ii) and Section 4.07(d) to fund such Class B Servicing Fee on such Distribution Date.

          (e) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.05(b)(iii) and Section 4.07(e) to fund such Class B Investor Default Amount on such Distribution Date.

          (f) On each Determination Date (commencing with the Determination Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class B Certificateholders [or deposited to the Principal Funding Account in respect to the Class B Certificates] over (ii) the Class B Invested Amount on the last day of the related Monthly Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to clause (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution
Date).

          (g) Notwithstanding Section 4.12(f), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Depositor pursuant to Section 2.06 of the Agreement, (ii) Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Depositor pursuant to Section 10.01 of the Agreement or the Series 199_-_ Certificateholders' Interest is purchased by the Depositor pursuant to Section 7.01 of this Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but shall calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses (c), (d) or (e) of the definition of "Class E Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

          (h) In the event that for any Distribution Date the sum of any Required Draw Amount, Interest Draw Amount, Servicing Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee and the Credit Enhancement Provider, in substantially the form of Exhibit B, of such positive Total Draw Amount on the related Determination Date. On the related Transfer Date, the Trustee (or the Servicer on its behalf) shall make a proper demand as required under the Credit Enhancement Agreement for the Total Draw Amount (but not in excess of the Available Credit Enhancement Amount) and upon receipt thereof, the Trustee shall allocate such amount as follows:

          (A) the portion of the Total Draw Amount allocable to the Required Draw Amount, if any, up to the Available Credit Enhancement Amount, shall be demanded from the Credit Enhancement Provider on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.05(a)(i), second to fund any deficiency in the Class A Monthly Servicing Fee pursuant to Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.05(a)(iii);

          (B) the portion of the Total Draw Amount allocable to the Interest Draw Amount, if any, up to the Available Credit Enhancement Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be demanded from the Credit Enhancement Provider on the related Transfer Date and distributed to fund any deficiency pursuant to
Section 4.07(c);

          (C) the portion of the Total Draw Amount allocable to the Servicing Draw Amount, if any, up to the Available Credit Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be demanded from the Credit Enhancement Provider and used to pay the Class B Servicing Fee for such Distribution Date pursuant to Section 4.07(d);

          (D) the portion of the Total Draw Amount allocable to the Default Draw Amount, if any, up to the Available Credit Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B) and (C)), shall be demanded from the Credit Enhancement Provider on the related Transfer Date and used to pay the Class B Investor Default Amount for such Distribution Date pursuant to Section 4.07(e);

        [ (E) the remainder of the Total Draw Amount, if any, up to the Available Credit Enhancement Amount (determined after giving effect to any withdrawal pursuant to clauses (A) through (D), shall be demanded from the Credit Enhancement Provider on the related Transfer Date and immediately deposited by the Trustee into [the Collection Account for distribution to the Class B Certificateholders on such Distribution Date] [the Principal Funding Account in respect of the Class B Certificates].]

          Section 4.13.  Cash Collateral Account.
                         -----------------------

          (a) The Servicer shall establish and maintain, in the name of the Trustee, on behalf of the Trust, for the benefit of the Series 199_-_ Certificateholders and the Cash Collateral Depositor, as their interests appear herein, a "Cash Collateral Account" which shall be an Eligible Deposit Account, bearing designations clearly indicating that the funds deposited therein are held for the benefit of the Series 199_-_ Certificateholders and the Cash Collateral Depositor. The Trustee shall possess all right, title and interest in all funds on deposit from time to time in the Cash Collateral Account and in all proceeds thereof. The Cash Collateral Account shall be under the sole dominion and control of the Trustee for the benefit of the Series 199_-_ Certificateholders and the Cash Collateral Depositor as their interests appear herein. The interest of the Cash Collateral Depositor in the Cash Collateral Account shall be subordinated to the interests of the Series 199_-_ Certificate holders as provided herein and in the Loan Agreement. If at any time the Cash Collateral Account ceases to be an Eligible Deposit Account, the Trustee (or the Servicer on its behalf) shall within 10 Business Days (or such longer period, not to exceed 30 calendar days, as to which each Rating Agency shall consent) establish a new Cash Collateral Account meeting the conditions specified above as an Eligible Deposit Account, and shall transfer any cash or any investments to such new Cash Collateral Account. The Trustee, at the direction of the Servicer, shall (i) on the Closing Date, deposit in the Cash Collateral Account the proceeds of the advance to be made on such date by the Cash Collateral Depositor under the Loan Agreement, (ii) make withdrawals from the Cash Collateral Account from time to time in an amount up to the Available Cash Collateral Amount at such time, for the purposes set forth in paragraphs (c) through (i) below, and (iii) on each Distribution Date prior to the termination of the Cash Collateral Account make a deposit into the Cash Collateral Account in the amount specified in, and otherwise in accordance with, Section 4.07(i). All withdrawals from the Cash Collateral Account shall be made in the priority set forth below. The Cash Collateral Depositor shall not be entitled to reimbursement from the Trust Assets for any withdrawals from the Cash Collateral Account except as specifically provided in this Supplement.

          (b) Funds on deposit in the Cash Collateral Account shall be invested at the direction of the Servicer (or the Cash Collateral Depositor, as provided in the Loan Agreement) by the Trustee in Cash Collateral Account Investments. Funds on deposit in the Cash Collateral Account on any Transfer Date, after giving effect to any withdrawals from the Cash Collateral Account on such Transfer Date, shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the following Transfer Date. The proceeds of any such investments shall be invested in such investments that will mature so that such funds will be available for withdrawal on or prior to the Transfer Date immediately following the date of such investment. The Trustee shall maintain for the benefit of the Series 199_-_ Certificateholders and the Cash Collateral Depositor possession of the negotiable instruments or securities, if any, evidencing the Cash Collateral Account Investments. On each Transfer Date, all interest and earnings (net of losses and investment expenses) accrued since the preceding Transfer Date on funds on deposit in the Cash Collateral Account shall be applied in accordance with the Loan Agreement. For purposes of determining the availability of funds or the balances in the Cash Collateral Account for any reason under this Supplement, all investment earnings on such funds shall be deemed not to be available or on deposit.

          (c) On each Determination Date, the Servicer shall calculate the amount (the "Required Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.05(a) on the related Distribution
Date) equal to the excess, if any, of (i) the Required Amount, if any, with respect to such Distribution Date over (ii) the amount of Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.07(a) to fund such Required Amount on such Distribution Date.

          (d) On each Determination Date, the Servicer shall calculate the amount (the "Interest Draw Amount") (determined after giving effect to any distribution to be made pursuant to Section 4.05(b)(i) and Section 4.07(c) on the related Distribution Date) of (i) any Class B Monthly Interest due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on such Distribution Date pursuant to Section 4.05(b)(i) or
Section 4.07(c), (ii) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date pursuant to Section 4.05(b)(i) or
Section 4.07(c) or this paragraph (d) and (iii) any Class B Additional Interest due but not to be distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date pursuant to Section 4.05(b)(i) or Section 4.05(c) or this paragraph (d).

          (e) On each Determination Date, the Servicer shall calculate the amount (the "Servicing Date Amount") equal to the excess, if any, of (i) the Class B Servicing Fee for the related Distribution Date over (ii) the amount of Available Class B Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.05(b)(ii) and Section 4.07(d) to fund such Class B Servicing Fee on such Distribution Date.

          (f) On each Determination Date, the Servicer shall calculate the amount (the "Default Draw Amount") equal to the excess, if any, of (i) the Class B Investor Default Amount for the related Distribution Date over (ii) the amount of Class B Available Funds, Excess Spread [and Excess Finance Charge Collections allocated to Series 199_-_] to be allocated and available pursuant to Section 4.05(b)(iii) and Section 4.07(e) to fund such Class B Investor Default Amount on such Distribution Date.

          (g) On each Determination Date (commencing with the Determination Date preceding the Class B Principal Commencement Date), the Servicer shall calculate the amount (the "Reimbursement Draw Amount") equal to the excess, if any, of (i) the Class B Initial Invested Amount minus the sum of the aggregate amount of principal payments previously distributed to Class 3 Certificateholders [or deposited to the Principal Funding Account in respect of the Class B Certificates) over (ii) the Class B Invested Amount on the last day of the related Monthly Period (determined after giving effect to any change to be made in the Class B Invested Amount pursuant to clause (c), (d), (e) or (f) of the definition of "Class B Invested Amount" on the following Distribution
Date).

          (h) Notwithstanding Section 4.12(g), if either (i) the Certificateholders' Interest in the Receivables is reassigned to the Depositor pursuant to Section 2.06 of the Agreement, (ii) the Receivables are sold, disposed of or otherwise liquidated pursuant to Section 9.02 or Section 12.02(c) of the Agreement or (iii) the Certificateholders' Interest in the Receivables is purchased by the Depositor pursuant to Section 10.01 of the Agreement or the Series 199_-_ Certificateholders' Interest is purchased by the Depositor pursuant to Section 7.01 of this Supplement, the Servicer shall not calculate the Reimbursement Draw Amount with respect to the relevant Distribution Date, but calculate the amount (the "Special Draw Amount") equal to the aggregate amount of all reductions of the Class B Invested Amount occurring under clauses
(c), (d) or (e) of the definition of "Class B Invested Amount" which have not been reimbursed prior to such Distribution Date under clause (f) thereof.

          [(i)   Notwithstanding Sections 4.12(g) and (h), on the Determination
Date preceding the Economic Special Payment Date, the Servicer shall not calculate the Reimbursement Draw Amount or the Special Draw Amount with respect to such Special Payment Date, but shall calculate (i) the amount (the "Class A Principal Draw Amount") (determined after giving effect to any deposit or distribution to be made pursuant to Sections 4.05(d)(i) and 5.01(b) on such Special Payment Date) equal to the outstanding principal amount of the Class A Certificates [(less the Principal Funding Account Balance, if any)] and (ii) the amount (the "Class B Principal Draw

Amount") (determined after giving effect to any deposit or distribution to be made pursuant to Sections 4.05(d)(ii) and 5.01(d) on such Special Payment Date) equal to the outstanding principal amount of the Class B Certificates [(less the Principal Funding Account Balance, if any)];]

          (j) In the event that for any Distribution Date the sum of any Required Draw Amount, Interest Draw Amount, Servicing Draw Amount, Default Draw Amount, Reimbursement Draw Amount, Special Draw Amount, [Class A Principal Draw Amount and Class B Principal Draw Amount] (such sum being referred to as the "Total Draw Amount"), is greater than zero, the Servicer shall give written notice to the Trustee and the Cash Collateral Depositor, in substantially the form of Exhibit B, of such positive Total Draw Amount on the related Determination Date. On the related Transfer Date, withdrawals will be made from the Cash Collateral Account as follows:

          (A) the portion of the Total Draw Amount allocable to the Required Draw Amount, if any, up to the Available Shared Collateral Amount, shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed first to fund any deficiency pursuant to Section 4.05(a)(i), second to fund any deficiency in the Class A Monthly Servicing Fee pursuant to Section 4.05(a)(ii) and third to pay the Class A Investor Default Amount, if any, for such Distribution Date pursuant to Section 4.05(a)(iii);

          (B) the portion of the Total Draw Amount allocable to the Interest Draw Amount, if any, up to the Available Shared Collateral Amount (determined after giving effect to any withdrawal pursuant to clause (A)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and distributed to fund any deficiency pursuant to Section 4.07(c);

          (C) the portion of the Total Draw Amount allocable to the Servicing Draw Amount, if any, up to the Available Shared Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) and (B)), shall be withdrawn from the Cash Collateral Account and used to pay the portion of the Class B Servicing Fee for such Distribution Date not paid pursuant to Section 4.07(d);

          (D) the portion of the Total Draw Amount allocable to the Default Draw Amount, if any, up to the Available Shared Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A) , (B) and (C)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and used to pay the portion of the Class B Investor Default Amount for such Distribution Date not paid pursuant to Section 4.07(e);

          [(E)   the portion of the Total Draw Amount allocable to the Class A
Principal Draw Amount, if any, up to the Available Shared Collateral Amount (determined after giving effect to any withdrawal pursuant to clauses (A), (B), (C) and (D)), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and immediately deposited by the Trustee into the Principal Funding Account; and

          (F) the remainder of the Total Draw Amount, if any, up to the Available Cash

Collateral Amount (determined after giving effect to any withdrawal pursuant to classes (A) through (E), shall be withdrawn from the Cash Collateral Account on the related Transfer Date and immediately deposited by the Trustee into [the Collection Account for distribution to the Class B Certificateholders on such Distribution Date] [the Principal Funding Account in respect of the Class B Certificates].]

          (k) In the event that the Cash Collateral Account Surplus on any Distribution Date, after giving effect to all deposits to and withdrawals from the Cash Collateral Account with respect to such Distribution Date, is greater than zero, the Trustee, acting in accordance with the instructions of the Servicer, shall withdraw from the Cash Collateral Account, and apply in accordance with the Loan Agreement, an amount equal to such Cash Collateral Account Surplus.

          (l) Upon the earliest to occur of (i) the Termination Date, (ii) the day on which the Class A Invested Amount and the Class B Invested Amount are paid in full to the Class A Certificateholders and the Class B Certificateholders [and (iii) the day on which all withdrawals from the Cash Collateral Account pursuant to Section 4.12(j) with respect to the Economic Special Payment Date have been made], the Trustee, acting in accordance with the instructions of the Servicer, after the prior payment of all amounts owing to the Class A Certificateholders and the Class B Certificateholders which are payable from the Cash Collateral Account as provided herein, shall withdraw from the Cash Collateral Account for application in accordance with the Loan Agreement all amounts, if any, on deposit in the Cash Collateral Account and the Cash Collateral Account shall be deemed to have terminated for purposes of this Supplement.]

          Section 4.14. [Determination of Index.
                        -----------------------

          (a) On each Rate Determination Date the Trustee shall determine the [Index] on the basis of [_________].

          (b) The [Class A] [Class B] Certificate Rate applicable to the then current and the immediately preceding Interest Period may be obtained by any Series 199_-_ Certificateholder by telephoning the Trustee at its Corporate Trust Office at [_____].

          (c) On each Rate Determination Date, the Trustee shall send to the Servicer, by facsimile, notification of the [Index] for the following Interest Period.]

          Section 4.15.  Pre-Funding Account.
                         -------------------

          (a)  Establishment of the Pre-Funding Account.  The Trustee, for the
               ----------------------------------------
benefit of the [Series 199_-_] [Class A] [Class B] Certificateholders, shall establish and maintain in the name of the Trustee, a segregated trust account (the "Pre-Funding Account"), bearing a designation clearly indicating that the funds deposited therein are held for the benefit of the [Series 199_-_] [Class A] [Class B] Certificateholders. The Depositor does hereby transfer, assign, set over and otherwise convey to the Trustee for the benefit of the [Series 199_-_] [Class A] [Class B] Certificateholders, without recourse, all of its right, title and interest in, to and under the Pre-Funding Account, all amounts on deposit therein, all Eligible Investments credited to the Pre-Funding Account, and any proceeds of the foregoing.

          The Pre-Funding Account shall be under the sole dominion and control of the Trustee for the benefit of the [Series 199_-_] [Class A] [Class B] Certificateholders. On the Closing Date, the Depositor shall cause to be deposited in the Pre-Funding Account an amount equal to the Initial Pre-Funding Amount. Pursuant to the authority granted to the Servicer in the Agreement, the Servicer shall have the power, revocable by the Trustee, to instruct the Trustee to make withdrawals and payments from the Pre-Funding Account for the purposes of carrying out the Servicer's or Trustee's duties hereunder.

          (b)  Administration Pre-Funding Account.  On each Determination Date,
               ----------------------------------
the Servicer shall instruct the Trustee to withdraw on the related Distribution Date from the Pre-Funding Account and deposit in the Collection Account all interest and other investment income and earnings (net of losses and investment expenses) on all funds in the Pre-Funding Account, for application as Collections of Finance Charge Receivables allocable to the [Series 199_-_] [Class A] [Class B] Certificates. Except as provided in the immediately preceding sentence, interest (including reinvested interest) and other investment income and earnings on funds on deposit in the Pre-Funding Account shall be deemed not to be on deposit therein for purposes of this Supplement. Funds on deposit in the Pre-Funding Account shall be withdrawn by the Trustee and paid to the Depositor to the extent of any increases in the Invested Amount pursuant to Section 4.15. On the Determination Date immediately preceding the last day of the Funding Period, the Servicer shall instruct the Trustee to distribute to the Paying Agent the remaining Pre-Funding Amount, if any, on deposit in the Pre-Funding Account for distribution as payment of principal to the [Series 199_-_] [Class A] [Class B] Certificateholders on the related Distribution Date pursuant to Section 4.05(e); provided, however, that if during
                                               --------  -------
the period beginning on such Transfer Date and ending on or before such Distribution Date, the Depositor increases the Invested Amount in accordance with the provisions of Section 4.15, then that portion of the Pre-Funding Amount equal to the amount by which the Invested Amount was increased during such period shall not be paid to the [Series 199_-_] [Class A] [Class B] Certificateholders, but rather shall be paid to the Depositor. The Servicer shall furnish or cause to be furnished to the Trustee a monthly statement reporting all activity with respect to the Pre-Funding Account.

          (c)  Investment of Funds in Pre-Funding Account.  Funds on deposit in
               ------------------------------------------
the Pre-Funding Account shall be invested in [Eligible Investments] [a guaranteed investment agreement] by the Servicer (or, at the direction of the Servicer, by the Trustee on behalf of the Servicer). [Funds on deposit in the Pre-Funding Account on any Distribution Date and any proceeds of any investments thereof, after giving effect to any withdrawals from the Pre-Funding Account, shall be invested in [Eligible Investments that will mature [overnight] [as specified by the Servicer] so that such funds will be available for withdrawal on or prior to the following Transfer Date] [a guaranteed investment agreement].

          Section 4.16.  Changes in Invested Amount.  The Depositor may on any
                         --------------------------
Business Day during the Funding Period determine to increase the [Class A] [Class B] Invested Amount to an amount not to exceed [, when added to the [Class A] [Class B] Invested Amount,] the Full Invested Amount to the extent there are sufficient Principal Receivables in the Trust (including Principal Receivables in Additional Accounts designated pursuant to Section 2.06 of the Agreement) to permit any such increase in the [Class A] [Class B] Invested Amount without causing a Pay Out Event to occur with respect to any outstanding Series. Upon determining to increase the [Class A] [Class B] Invested Amount pursuant to this
Section 4.15, the Depositor shall deliver to the Servicer, the Trustee, the [Credit Enhancement Provider] [Cash Collateral Depositor] and each Rating Agency an officer's Certificate specifying the amount of the increase in the [Class A] [Class B] Invested Amount the Depositor has determined to make and certifying that the Depositor reasonably believes that such increase in the [Class A] [Class B] Invested Amount will not, based on the facts known to such officer at the time of such certification, cause a Pay Out Event, or an event that, after giving of notice or the lapse of time, would constitute a Pay Out Event, to occur with respect to any Series. Upon receipt of such Officer's Certificate by the Trustee, the [Class A] [Class B] Invested Amount shall be increased by the amount specified in such Officer's Certificate, whereupon the Servicer shall instruct the Trustee to withdraw from the Pre-Funding Account and pay to the Depositor an amount equal to the amount of such increase in the [Class A] [Class B] Invested Amount. [Any such increase in the Invested Amount will increase the Class A Invested Amount and the Class B Investment Amount pro rata based on the
                                                          --- ----
Class A Floating Percentage and the Class B Floating Percentage, respectively].]


                                   ARTICLE V
                          DISTRIBUTIONS AND REPORTS TO
                          ----------------------------
                        SERIES 199_-_ CERTIFICATEHOLDERS
                        --------------------------------

          Section 5.01. Distributions.
                        -------------

          (a) On each Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts [on deposit in the Interest Funding Account or otherwise held by the Paying Agent] that are allocated and available on such Payment Date to pay interest on the Class A Certificates pursuant to this Supplement.

          (b) On each Special Payment Date [, each Interest Payment Date with respect to the Class A Controlled Amortization Period] and on the Class A Expected Final Payment Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class A Certificateholder's pro rata share of the amounts [on deposit in the Principal Funding Account or otherwise held by the Paying Agent] that are allocated and available on such date to pay principal of the Class A Certificates pursuant to this Supplement up to a maximum amount on any such date equal to the Class A Invested Amount on such date (unless there has been an optional repurchase of the Series 199_-_

Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (c) On each Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts [on deposit in the Interest Funding Account or otherwise held by the Paying Agent] that are allocated and available on such Payment Date to pay interest on the Class B Certificates pursuant to this Supplement.

          (d) On each Special Payment Date, [, each Interest Payment Date with respect to the Class B Controlled Amortization Period] and on the Class B Expected Final Payment Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the related Record Date (other than as provided in Section 12.02 of the Agreement) such Class B Certificateholder's pro rata share of the amounts [on deposit in the Principal Funding Account or otherwise held by the Paying Agent] that are allocated and available on such date to pay principal of the Class B Certificates pursuant to this supplement up to a maximum amount on any such date equal to the Class B Invested Amount on such date (unless there has been an optional repurchase of the Series 199_-_ Certificateholders' Interest pursuant to Section 10.01 of the Agreement, in which event the foregoing limitation will not apply).

          (e) The distributions to be made pursuant to this Section 5.01 are subject to the provisions of Sections 2.06, 9.02, 10.01 and 12.02 of the Agreement and Sections 8.01 and 8.02 of this Supplement.

          (f) Except as provided in Section 12.02 of the Agreement with respect to a final distribution, distributions to Series 199_-_ Certificateholders hereunder shall be made by check mailed to each Series 199_-_ Certificateholder at such Series 199_-_ Certificateholder's address appearing in the Register without presentation or surrender of any Series 199_-_ Certificate or the making of any notation thereon; provided, however, that with respect to Series 199_-_
                         --------  -------
Certificates registered in the name of a Clearing Agency, such distributions shall be made to such Clearing Agency in immediately available funds.

          Section 5.02. Reports and Statements to Series 199 -
                        --------------------------------------
Certificateholders.
------------------

          (a) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class A Certificateholder a statement substantially in the form of Exhibit C-1 prepared by the Servicer.

          (b) On each Distribution Date, the Paying Agent, on behalf of the Trustee, shall forward to each Class B Certificateholder a statement substantially in the form of Exhibit C-2 prepared by the Servicer.

          (c) Not later than each Determination Date, the Servicer shall deliver to the

Trustee, the Paying Agent, each Rating Agency and the Cash Collateral Depositor
(i) statements substantially in the form of Exhibits C-1 and C-2 prepared by the Servicer and (ii) a certificate of a Servicing officer substantially in the form of Exhibit D.

          [(d)   A copy of each statement or certificate provided pursuant to paragraph (a), (b) or (c) may be obtained by any Series 199_-_ Certificateholder or any Certificate Owner thereof by a request in writing to the Servicer.]

          (e) On or before January 31 of each calendar year, beginning with calendar year 199_, the Paying Agent, on behalf of the Trustee, shall furnish or cause to be furnished to each Person who at any time during the preceding calendar year was a Series 199_-_ Certificateholder, a statement prepared by the Servicer containing the information which is required to be contained in the statement to Series 199_-_ Certificateholders, as set forth in paragraph (a) or
(b) above, as applicable, aggregated for such calendar year or the applicable portion thereof during which such Person was a Series 199_-_ Certificateholder, together with other information as is required Certificateholder, together with other information to be provided by an issuer of indebtedness under the internal Revenue Code. Such obligation of the Servicer shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Paying Agent pursuant to any requirements of the Internal Revenue Code as from time to time in effect.


                                   ARTICLE VI

          Section 6.01.   [Reinvestment] [Pay Out] Events.  If any one of the
                          -------------------------------
following events shall occur with respect to the Series 199_-_ Certificates:

          (a) failure on the part of the Depositor (i) to make any Payment or deposit required by the terms of the Agreement or this Supplement on or before
the date occurring [     ] Business Days after the date such payment or deposit
is required to be made therein or herein or (ii) duly to observe or perform any other covenants or agreements of the Depositor set forth in the Agreement or this Supplement, which failure has a material adverse effect on the Series 199_-
_ Certificateholders and which continues unremedied for a period of [   ] days
after the date on which written notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by [any Holder of the Series 199_-_ Certificates];

          (b) any representation or warranty made by the Depositor in the Agreement or this Supplement, or any information contained in a computer file or microfiche list required to be delivered by the Depositor pursuant to Section
2.01 or 2.08(f) of the Agreement shall prove to have been incorrect in any material respect when made or when delivered, which continues to be incorrect in
any material respect for a period of [   ] days after the date on which written
notice of such failure, requiring the same to be remedied, shall have been given to the Depositor by the Trustee, or to the Depositor and the Trustee by [any Holder of the Series 199_-_ Certificates] and as a result of which the interests of the Series 199_-_ Certificateholders are materially and adversely affected and continue to be materially and adversely affected for such period; provided, however, that a Pay Out Event pursuant to this Section 6.01(b)
        --------  -------
shall not be deemed to have occurred hereunder if IMSA has accepted reassignment of the related Receivable, or all of such Receivables, if applicable, during such period in accordance with the provisions of the Agreement;

          (c)  a failure by the Depositor to convey Receivables in Additional
Accounts or Participations to the Trust within [   ] Business Days after the day
on which it is required to convey such Receivables or Participations pursuant to
Section 2.08(a) of the Agreement;

          (d)  any Servicer Default shall occur;

          (e)  the Class B Invested Amount is reduced to less than $_________;]

          [(f)   the [average] Portfolio Yield for any [three] consecutive
Monthly Periods is reduced to a rate which is less than the [average] Base Rate (for such period];]

          [(g)   the Class A Invested Amount shall not be paid in full on the
Class A Expected Final Payment Date or the Class B Invested Amount shall not be paid in full on the Class B Expected Final Payment Date;]

then, in the case of any event described in subparagraph (a), (b) or (d), after the applicable grace period, if any, set forth in such subparagraphs, either the Trustee or the Holders of Series 199_-_ Certificates evidencing more than 50% of the aggregate unpaid principal amount of Series 199_-_ Certificates by notice then given in writing to the Depositor and the Servicer (and to the Trustee if given by the Series 199_-_ Certificateholders) may declare that a [Pay Out] [Reinvestment] Event has occurred with respect to Series 199_-_ as of the date of such notice, and, in the case of any event described in subparagraph (c),
(e), (f) or (g), a [Pay Out] [Reinvestment] Event shall occur with respect to Series 199_-_ without any notice or other action on the part of the Trustee or the Series 199_-_ Certificateholders immediately upon the occurrence of such event.]


                                  ARTICLE VII
                     OPTIONAL PURCHASE; SERIES TERMINATION
                     -------------------------------------

          [ Section 7.01. Optional Repurchase.
                          -------------------

          (a) On any day occurring on or after the date on which [the sum of] the Invested Amount [and the Enhancement Invested Amount, if any,] is reduced to
[   ]% or less of the Series Invested Amount, the Depositor shall have the option to purchase the Series 199_-_ Certificateholders' Interest, at a purchase price equal to (i) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (ii) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date following such day.

          (b) The Depositor shall give the Servicer and the Trustee at least 30 days prior written notice of the date on which the Depositor intends to exercise such purchase option. Not later than 12:00 noon, New York City time, on such day the Depositor shall deposit the Reassignment Amount into the Collection Account in immediately available funds. Such purchase option is subject to payment in full of the Reassignment Amount. Following the deposit of the Reassignment Amount into the Collection Amount in accordance with the foregoing, the Invested Amount for Series 199_-_ [and the Enhancement Invested Amount] shall [each] be reduced to zero and the Series 199_-_ Certificateholders [and the Cash Collateral Depositor] shall have no further interest in the Receivables. The Reassignment Amount shall be distributed as set forth in
Section 8.01(b).]

          [ Section 7.02. Series Termination.
                          ------------------

          (a) If, on the [__________] Distribution Date, the Invested Amount (after giving effect to all changes therein on such date) would be greater than zero, the Servicer, on behalf of the Trustee, shall, within the 40-day period which begins on such Distribution Date, solicit bids for the sale of Principal Receivables and the related Finance Charge Receivables (or interests therein) in an amount equal to [the sum of] the Invested Amount [and the Enhancement Invested Amount, if any,] at the close of business on the last day of the Monthly Period preceding the Termination Date (after giving effect to all distributions required to be made on the Termination Date, except pursuant to this Section 7.02). Such bids shall require that such sale shall (subject to
Section 7.02(b)) occur on the Termination Date. The Depositor and the [Cash Collateral Depositor] [Credit Enhancer] shall be entitled to participate in, and to receive from the Trustee a copy of each other bid submitted in connection with, such bidding process.

          (b) The Servicer, on behalf of the Trustee, shall sell such Receivables (or interests therein) on the Termination Date to the bidder who made the highest cash purchase offer. The proceeds of any such sale shall be treated as Collections on the Receivables allocated to the Series 199_-_ Certificateholders pursuant to the Agreement and this Supplement; provided,
                                                                  --------
however, that the Servicer shall determine conclusively the amount of such
-------
proceeds which are allocable to Finance Charge Receivables and the amount of such proceeds which are allocable to Principal Receivables. During the period
from the [     ] Distribution Date to the Termination Date, the Servicer shall continue to collect payments on the Receivables and allocate Collections in accordance with the provisions of the Agreement and the Supplements.]


                                  ARTICLE VIII
                              FINAL DISTRIBUTIONS
                              -------------------

          Section 8.01.  Sale of Receivables Certificateholders' Interest
                         ------------------------------------------------
pursuant to Section 2.06 or 10.01 of the Agreement and Section 7.01 or 7.02 of
------------------------------------------------------------------------------
this Supplement.
---------------

          (a) The amount to be paid by the Depositor with respect to Series 199_-_ in connection with a reassignment of Receivables to the Depositor pursuant to
Section 2.06 of the Agreement shall equal the Reassignment Amount for the first Distribution Date following the Monthly Period in which the reassignment obligation arises under the Agreement.

          (b) With respect to the Reassignment Amount deposited into the Collection Account pursuant to Section 7.01 or any amounts allocable to the Series 199_-_ Certificateholders' Interest deposited into the Collection Account pursuant to Section 7.02, the Trustee shall, not later than 12:00 noon, New York City time, on the related Distribution Date, make deposits or distributions of the following amounts (in the priority set forth below and, in each case effect to any deposits and distributions otherwise be made on such date) in immediately available funds: (i)(x) the Class A Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class A Certificateholders and (y) an amount equal to the sum of (A) Class A Monthly Interest for such Distribution Date, (B) any Class A Monthly Interest previously due but not distributed to the Class A Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date and (C) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificate holders [or deposited in the Interest Funding Account] on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class A Certificateholders, (ii) (x) the Class B Invested Amount on such Distribution Date will be distributed to the Paying Agent for payment to the Class B Certificateholders and (y) an amount equal to the sum of (A) Class B Monthly Interest for such Distribution Date, (B) any Class B Monthly Interest previously due but not distributed to the Class B Certificateholders [or deposited in the interest Funding Account] on a prior Distribution Date and (C) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on any prior Distribution Date, will be distributed to the Paying Agent for payment to the Class B Certificateholders and (iii) the balance, if any, will be distributed to the [[Cash Collateral Depositor] [Collateral Interest Holder] for application in accordance with the Loan Agreement] [Credit Enhancement Provider for application in accordance with the Credit Enhancement Agreement]. Notwithstanding anything to the contrary contained in this Supplement or the Agreement, the amount of any excess determined pursuant to paragraph (a)(ii)(y) shall be distributed to the Series 199_-_ Certificateholders.

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts distributed to the Paying Agent pursuant to Section 8.01(b) for payment to the Series 199_-_ Certificateholders shall be deemed distributed in full to the Series 199_-_ Certificateholders on the date on which such funds are distribution to the Paying Agent pursuant to this section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

          Section 8.02.  Distribution of Proceeds of Sale, Distribution or
                         -------------------------------------------------
Liquidation of the Receivables pursuant to Section 9.02 of the Agreement.
------------------------------------------------------------------------

          (a) Not later than 12:00 noon, New York City time, on the Distribution Date following the date on which the Insolvency Proceeds are deposited into the Collection Account pursuant to Section 9.02(b) of the Agreement, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the Class A Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of (x) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (y) the Principal Allocation Percentage with respect to the related Monthly Period, (ii) deduct an amount equal to the Class B Invested Amount on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed (x) the product of (A) the portion of such Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period minus (y) the amount distributed to the Paying Agent pursuant to clause (i) of this sentence [and
(iii) deduct an amount equal to the [Enhancement] [Collateral] Invested Amount, if any, on such Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and distribute such amount to the [Cash Collateral Depositor] [Collateral Interest Holder] for application in accordance with the Loan Agreement, provided that the amount of such distribution shall not exceed (x) the product of (1) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (2) the Principal Allocation Percentage with respect to such Monthly Period minus
(y) the amounts distributed to the Paying Agent pursuant to clauses (i) and (ii) of this sentence]. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Principal Receivables and (B) the Principal Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amounts distributed to the Paying Agent [and the Cash Collateral Depositor] pursuant to the preceding sentence, the excess shall be allocated to the Depositor's Interest and shall be released to the Depositor on such Distribution Date.

          (b) Not later than 12:00 noon, New York City time, on such Distribution Date, the Trustee shall (in the following priority and, in each case, after giving effect to any deposits and distributions otherwise to be made on such Distribution Date) (i) deduct an amount equal to the sum of (w) Class A Monthly Interest for such Distribution Date, (x) any class A Monthly Interest previously due but not distributed to the Class A Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date and (y) the amount of Class A Additional Interest, if any, for such Distribution Date and any Class A Additional Interest previously due but not distributed to the Class A Certificateholders [or deposited in the interest Funding Account] on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class A Certificateholders, provided that the amount of such distribution shall not exceed the product of, (x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables,
(y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class A Floating Percentage with respect to such Monthly Period (ii) deduct an amount equal to the sum of (w) Class B Monthly Interest for such Distribution Date, (x) Class B Monthly Interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding

Account] and (y) the amount of Class B Additional Interest, if any, for such Distribution Date and any Class B Additional interest previously due but not distributed to the Class B Certificateholders [or deposited in the Interest Funding Account] on a prior Distribution Date from the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and distribute such amount to the Paying Agent for payment to the Class B Certificateholders, provided that the amount of such distribution shall not exceed the product of
(x) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables, (y) the Floating Allocation Percentage with respect to the related Monthly Period and (z) the Class B Floating Percentage with respect to such Monthly Period. To the extent that the product of (A) the portion of the Insolvency Proceeds allocated to Collections of Finance Charge Receivables and
(B) the Floating Allocation Percentage with respect to the related Monthly Period exceeds the aggregate amount distributed to the Paying Agent pursuant to the preceding sentence, the excess shall be released to the [[Cash Collateral Depositor] [Collateral Interest Holder] for application by the [Cash Collateral Depositor] [Collateral Holder] in accordance with the Loan Agreement] [Credit Enhancement Provider for application by the Credit Enhancement Provider in accordance with the Credit Enhancement Agreement].

          (c) Notwithstanding anything to the contrary in this Supplement or the Agreement, all amounts Distributed to the Paying Agent pursuant to this Section for payment to the Series 199_-_ Certificateholders shall be distributed in full to the Series 199_-_ Certificateholders on the date on which funds are distributed to the Paying Agent pursuant to this Section and shall be deemed to be a final distribution pursuant to Section 12.02 of the Agreement.

                                   ARTICLE IX
                            MISCELLANEOUS PROVISIONS
                            ------------------------

          Section 9.01.  Ratification of Agreement.  As supplemented by this
                         -------------------------
Supplement, the Agreement is in all respects ratified and confirmed and the Agreement as so supplemented by this Supplement shall be read, taken and construed as one and the same instrument.

          Section 9.02.  Counterparts.  This Supplement may be executed in two
                         ------------
or more counterparts, and by different parties on separate counterparts, each of which shall be an original, but all of which shall constitute one and the same instrument.

          Section 9.03.  Governing Law.  THIS SUPPLEMENT SHALL BE CONSTRUED IN
                         -------------
ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                  ARTICLE X
                                  INTERCHANGE
                                  -----------

          Section 10.01.  Interchange.  If Interchange is to be included in
                          -----------
Series 199_-_, provisions will be made to calculate the amount to be allocated to Series 199_-_ and the manner in which it will be distributed.

          IN WITNESS WHEREOF, the undersigned have caused this Supplement to be duly executed and delivered by their respective duly authorized officers on the day and year first above written.


                                 ASSET BACKED SECURITIES CORPORATION.,
                                 Depositor

                                 By:__________________________
                                 Name:
                                 Title:



                                 [SERVICER NAME],
                                 Servicer

                                 By:__________________________
                                 Name:
                                 Title:



                                 [TRUSTEE NAME]
                                 Trustee,

                                 By:__________________________
                                 Name:
                                 Title:

                               FORM OF CLASS A CERTIFICATE      EXHIBIT A-1

REGISTERED                                                      $___________ /1/


No. R-___________                                     CUSIP No. [___________]


          [Unless this Class A Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"),
                                                                         ---
to Asset Backed Securities Corporation or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an Authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                         CSFB CARD ACCOUNT MASTER TRUST

                                Series 199[_-_]

       CLASS A [_____%] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

                      Class A Expected Final Payment Date:
                   The [_______] [________] Distribution Date

                 Each $1,000 minimum denomination represents a
                        1/[________] undivided interest
                               in Class A of the

                   CARD ACCOUNT MASTER TRUST, SERIES 199[_-_]

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

                                [SERVICER NAME]

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

----------------
/1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-1-1

                     (Not an interest in or obligation of
                         Asset Backed Securities Corp.
                           or any affiliate thereof)

This certifies that [CEDE CO.] (the "Class A Certificateholder") is the
                                     -------------------------
registered owner of a fractional undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement, dated as
      -----
of [__________], 199[ ] (as amended and supplemented, the "Agreement"), as
                                                           ---------
supplemented by the Series [____] Supplement dated as of [________], [____] (as amended and supplemented, the "Supplement"), among Asset Backed Securities
                               ----------
Corp., as Depositor, [Servicer Name], as Servicer, and [Trustee Name] a [jurisdiction] banking corporation, as trustee (the "Trustee"). The corpus of
                                                     -------
the Trust consists of (i) a portfolio of all receivables (the "Receivables")
                                                               -----------
existing in the consumer revolving credit card accounts identified under the Agreement from time to time (the "Accounts"), (ii) all Receivables generated
                                  --------
under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time [on deposit in the Collection Account, the Pre-Funding Account, the Special Funding Account and any other Series Accounts] [available pursuant to Credit Enhancement], (v) the benefits of the [Cash Collateral Account] [Credit Enhancement] and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of [funds on deposit in a Cash Collateral Account] [Credit Enhancement] to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto, and made a part hereof, this Class A Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Agreement or the Supplement, as applicable.

          This Class A Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class A Certificateholder by virtue of the acceptance hereof assents and is bound.

          It is the intent of the Depositor and the Class A Certificateholders that, for federal, state and local income and franchise tax purposes only, the Class A Certificates will qualify as indebtedness of the Holders of the Depositor Certificate secured by the Receivables. The Class A Certificateholder, by the acceptance of this Class A Certificate, agrees to treat this Class A Certificate for federal, state and local income and franchise tax purposes as debt.

          [Provisions regarding payment of interest to be provided as applicable.]

          In general, payments of principal with respect to the Class A Certificates are limited

                                     A-1-2
to the Class A Invested Amount, which may be less than the unpaid principal balance of the Class A Certificates. The Class A Expected Final Payment Date is the [______________] Distribution Date, but principal with respect to the Class A Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the [Class A Accumulation Period] [Class A Controlled Amortization Period] there are not sufficient funds to pay the [Controlled Deposit Amount] [Controlled Distribution Amount], then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the [Class A Accumulation Period] [Class A Controlled Amortization Period] to make up for such shortfalls, the final payment of principal of the Class A Certificates will occur later than the Class A Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class A Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                                 IN WITNESS WHEREOF, the Depositor has caused
this class A Certificate to be duly executed.

                                 ASSET BACKED SECURITIES CORP.



                                 By:__________________________
                                 Name:
                                 Title:


Dated:    [__________], [____]

                                     A-1-3

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

This is one of the Class A Certificates described in the within-mentioned Agreement and Supplement.

                                 [TRUSTEE NAME]
                                 as Trustee,


                                 By:__________________________
                                         Authorized Officer

                                 or

                                 By:__________________________
                                      as Authenticating Agent
                                         for the Trustee,

                                 By:__________________________
                                         Authorized Officer

                                     A-1-4

                         CSFB CARD ACCOUNT MASTER TRUST

                                Series 199[_-_]

       CLASS A [_____%] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class A Certificate is one of a Series of Certificates entitled CSFB Card Account Master Trust, Series 199[__-__] (the "Series 199[_-_] Certificates"), and one of a class thereof
                 ----------------------------
entitled Class A [___%] [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates, Series 199[_-_] (the "Class A Certificates"), each of which
                                           --------------------
represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder
                         ----------------------------
allocated to the Holders of the Depositor Certificate. The aggregate interest represented by the Class A Certificates at any time in the Trust shall not exceed an amount equal to the Invested Amount at such time. The Class A Initial Invested Amount is $[__________]. The Class A Invested Amount on any date will be an amount equal to (a) the Class A initial Invested Amount, minus (b) the
                                                               -----
aggregate amount of principal payments made to the Class A Certificateholders on or prior to such date [other than any payments of principal to the Class A Certificateholders from the [Pre-Funding Account] [Special Funding Account] [other Series Account] [Cash Collateral Account] [other Credit Enhancement]], minus (c) the excess, if any, of the aggregate amount of Class A Investor
-----
Charge-Offs for all prior Distribution Dates over Class A Investor Charge-Offs reimbursed pursuant to Section 4.06(a) of the Supplement prior to such date.

          Subject to the terms and conditions of the Agreement, the Depositor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class A Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class A Certificateholder's pro rata share of
               -----------                                    --- ----
such amounts (including amounts) on deposit in the Collection Account [the Principal Funding Account] [the Special Funding Account] as are payable to the Class A Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class A Certificate will be made by the Paying Agent by check mailed to the address of the Class A Certificateholder of record appearing in the Certificate Register without the presentation or surrender of this Class A Certificate or the making of any notation thereon (except for the final distribution in respect of this Class A Certificate) except that with respect to Class A Certificates Registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class A

                                     A-1-5

Certificate will be made only upon presentation and surrender of this Class A Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 199[__-__]
Certificateholders in accordance with the Agreement and the Supplement.

          [On any day occurring on or after the day on which the Invested Amount [and the Enhancement Invested Amount, if any,] is reduced to [_____]% or less of the Series Invested Amount, the Depositor has the option to repurchase the Series 199[__-__] Certificateholders' Interest in the Trust. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day it not a Distribution Date, the Reassignment Amount for the Distribution Date following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 199[_- _] Certificateholders [and the Cash Collateral Depositor] [and the provider of Credit Enhancement] will not have any interest in the Receivables and the Series 1999[__-__] Certificates will represent only the right to receive such Reassignment Amount.]

          THIS CLASS A CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR AND SERVICER OR ANY AFFILIATE THEREOF AND IN NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS A CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREINABOVE AND IN THE AGREEMENT AND THE SUPPLEMENT.

          The Class A Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class A Certificate shall be registered in the Certificate Register upon surrender of this Class A Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class A Certificateholder or such Class A Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class A Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class A Certificates are exchangeable for new Class A Certificates evidencing like aggregate fractional, undivided interests as requested by the Class A Certificateholder surrendering such Class A Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name this Class A Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary

                                     A-1-6
except in certain circumstances described in the Agreement.

          THIS CLASS A CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

                                     A-1-7

                                   ASSIGNMENT

Social Security or other identifying number of assignee ________________________


          FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto ___________________________
                                            (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:__________________      _________________________./2/

                              Signature Guaranteed:

                              _______________________

-------------------
/2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

                                     A-1-8

                          [FORM OF CLASS B CERTIFICATE]           EXHIBIT A-2


REGISTERED                                                    $_____________/1/


No. R-_____________                                  CUSIP No. [____________]

          [Unless this Class B Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"),
                                                                         ---
to Asset Backed Securities Corp. or its agent for registration of transfer, exchange or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC) , ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.]

                         CSFB CARD ACCOUNT MASTER TRUST

                               SERIES 199[__-__]

       CLASS B [_____%] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

Class B Expected Final Payment Date:
The [________] [________] Distribution Date

                 Each $1,000 minimum denomination represents a
                       1/[__________] undivided interest
                               in Class B of the

               CSFB Card Account Master TRUST, SERIES 199[__-__]

Evidencing an undivided interest in a trust, the corpus of which consists primarily of receivables generated from time to time in the ordinary course of business in a portfolio of consumer revolving credit card accounts serviced by

                                [SERVICER NAME]

and other assets and interests constituting the Trust under the Pooling and Servicing Agreement referred to below.

--------------
/1/ Denominations of $1,000 and integral multiples of $1,000 in excess thereof.

                                     A-2-1

                     (Not an interest in or obligation of
                         Asset Backed Securities Corp.,
                           or any affiliate thereof)

This certifies that [CEDE & CO.] (the "Class B Certificateholder") is the
                                       -------------------------
registered owner of a fractional, undivided interest in certain assets of a trust (the "Trust") created pursuant to the Pooling and Servicing Agreement,
            -----
dated as of [________], 199[ ] (as amended and supplemented, the "Agreement"),
                                                                  ---------
as supplemented by the Series [_______] Supplement dated as of [________], [_______] (as amended and supplemented, the "Supplement"), among Asset Backed
                                             ----------
Securities Corporation, as Depositor, [Servicer Name], as Servicer, and [Trustee Name], a [jusrisdiction] banking corporation, as trustee (the "Trustee"). The
                                                               -------
corpus of the Trust consists of (i) a portfolio of all receivables (the "Receivables") existing in the consumer revolving credit card accounts
------------
identified under the Agreement from time to time (the "Accounts"), (ii) all
                                                       --------
Receivables generated under the Accounts from time to time thereafter, (iii) funds collected or to be collected from accountholders in respect of the Receivables, (iv) all funds which are from time to time [on deposit in the Collection Account, the Pre-Funding Account, the Special Funding Account, and the other Series Accounts] [available pursuant to Credit Enhancement], (v) the benefits, if any, of the [Cash Collateral Account] [Credit Enhancement] and (vi) all other assets and interests constituting the Trust. The Holder of this Certificate is entitled to the benefits of [funds on deposit in a Cash Collateral Account] [Credit Enhancement] to the extent provided in the Supplement. Although a summary of certain provisions of the Agreement and the Supplement is set forth below and in the Summary of Terms and Conditions attached hereto and made a part hereof, this Class B Certificate does not purport to summarize the Agreement and the Supplement and reference is made to the Agreement and the Supplement for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Trustee. A copy of the Agreement and the Supplement (without schedules) may be requested from the Trustee by writing to the Trustee at the Corporate Trust Office. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to then in the Agreement or the Supplement, as applicable.

          This Class B Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement and the Supplement, to which Agreement and Supplement, each as amended and supplemented from time to time, the Class B Certificateholder by virtue of the acceptance hereof assents and is bound.

          THIS CLASS B CERTIFICATE IS SUBORDINATED TO THE EXTENT NECESSARY TO PAYMENTS ON THE CLASS A CERTIFICATES TO THE EXTENT SPECIFIED IN THE SUPPLEMENT.

          It is the intent of the Depositor and the Class B Certificateholders that, for federal, state and local income and franchise tax purposes only, the Class B Certificates will qualify as indebtedness of the Holders of the Depositor Certificate secured by the Receivables. The Class B Certificateholder, by the acceptance of this Class B Certificate, agrees to treat this Class B Certificate for federal, state and local income and franchise tax purposes as indebtedness of the Holders

                                     A-2-2

Depositor Certificate.

          [Provisions regarding the payment of interest to be provided as applicable]

          In general, payments of principal with respect to the Class B Certificates are limited to the Class B Invested Amount, which may be less then the unpaid principal balance of the Class B Certificates. The Class B Expected Final Payment Date is the [_____] [_____] Distribution Date, but principal with respect to the Class B Certificates may be paid earlier or later under certain circumstances described in the Agreement and the Supplement. If for one or more months during the [Class B Accumulation Period] [Class B Amortization Period] there are not sufficient funds to pay the [Controlled Deposit Amount] [Controlled Distribution Amount], then to the extent that excess funds are not available on subsequent Distribution Dates with respect to the [Class B Accumulation Period] [Class B Amortization Period] to make up for such shortfalls, the final payment of principal of the Class B Certificates will occur later than the Class B Expected Final Payment Date.

          Unless the certificate of authentication hereon has been executed by or on behalf of the Trustee, by manual signature, this Class B Certificate shall not be entitled to any benefit under the Agreement or the Supplement or be valid for any purpose.

                                 IN WITNESS WHEREOF, the Depositor has caused
this Class B Certificate to be duly executed.

                                 ASSET BACKED SECURITIES CORP.



                                 By:__________________________
                                 Name:
                                 Title:


Dated:    [__________], [____]

                                     A-2-3

                    TRUSTEE'S CERTIFICATE OF AUTHENTICATION

          This is one of the Class B Certificates described in the within mentioned Agreement and Supplement.

                                 [TRUSTEE NAME]
                                 as Trustee


                                 By:__________________________
                                         Authorized Signatory

                                     A-2-4

                         CSFB CARD ACCOUNT MASTER TRUST

                               SERIES 199[__-__]

       CLASS B [____%] [FLOATING RATE] [ADJUSTABLE RATE] [VARIABLE RATE]
                            ASSET BACKED CERTIFICATE

                        Summary of Terms and Conditions

          The Receivables consist of Principal Receivables which arise generally from the purchase of goods and services and amounts advanced to accountholders as cash advances and Finance Charge Receivables. This Class B Certificate is one of a Series of Certificates entitled CSFB Card Account Master Trust, Series 199[__-__] (the "Series 199[__-__] Certificates" and one of a class thereof
                 ------------------------------
entitled Class B [Floating Rate] [Adjustable Rate] [Variable Rate] Asset Backed Certificates, Series 199[__-__] (the "Class B Certificates"), each of which
                                      --------------------
represents a fractional, undivided interest in certain assets of the Trust. The assets of the Trust are allocated in part to the certificateholders of all outstanding Series (the "Certificateholders' Interest") with the remainder
                         ----------------------------
allocated to the Holders of the Depositor Certificate. The aggregate interest represented by the Class B Certificates at any time in the Principal Receivables in the Trust shall not exceed an amount equal to the Class B Invested Amount at such time. The Class B Invested Amount on any date will be an amount equal to
(a) the Class B initial Invested Amount, minus (b) the aggregate amount of
                                         -----
principal payments made to the Class B Certificateholders on or prior to such date [other than principal payments made from amounts on deposit in the [Pre-Funding Account] [Special Funding Account] [the Cash Collateral Account] [Other Series Account] [other Credit Enhancement] for the purpose of reimbursing previous reductions in the Class B Invested Amount [, minus (c) the aggregate
                                                      -----
amount of Class B Investor Charge-offs for all prior Distribution Dates [, minus
                                                                           -----
(d) the amount of Reallocated Principal Collections for all prior Distribution Dates which have been used to fund the Required Amount with respect to such Distribution Dates, minus (e) an amount equal to the amount by which the Class B
                    -----
Invested Amount has been reduced to cover the Class A Investor Default Amount on all prior Distribution Dates, and plus (f) the amount of Excess Spread and
                                  ----
Excess Finance Charge Collections allocated to Series 199[_-_] and applied on all prior Distribution Dates for the purpose of reimbursing amounts deducted pursuant to the foregoing clauses (c), (d) and (e)].

          Subject to the terms and conditions of the Agreement, the Depositor may, from time to time, direct the Trustee, on behalf of the Trust, to issue one or more new Series of Investor Certificates, which will represent fractional, undivided interests in certain of the Trust Assets.

          On each Distribution Date, the Paying Agent shall distribute to each Class B Certificateholder of record on the last day of the preceding calendar month (each a "Record Date") such Class B Certificateholder's pro rata share of
               -----------                                    --- ----
such amounts (including amounts on deposit in the Collection Account) as are payable to the Class B Certificateholders pursuant to the Agreement and the Supplement. Distributions with respect to this Class B Certificate will be made by the Paying Agent by check mailed to the address of the Class B Certificateholder of record appearing in the

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Certificate Register without the presentation or surrender of this Class B Certificate or the making of any notation thereon (except for the final distribution in respect of this Class B Certificate) except that with respect to Class B Certificates registered in the name of Cede & Co., the nominee for The Depository Trust Company, distributions will be made in the form of immediately available funds. Final payment of this Class B Certificate will be made only upon presentation and surrender of this Class B Certificate at the office or agency specified in the notice of final distribution delivered by the Trustee to the Series 199[_-_] Certificateholders in accordance with the Agreement and the Supplement.

          [On any day occurring on or after the day on which [the sum of] the Invested Amount [and the Enhancement Invested Amount] is reduced to [___]% or less of the Series Invested Amount, the Depositor has the option to repurchase the Certificateholders' Interest in the Trust represented by the Series 199[__- __] Certificates. The repurchase price will be equal to (a) if such day is a Distribution Date, the Reassignment Amount for such Distribution Date or (b) if such day is not a Distribution Date, the Reassignment Amount for the Distribution Date next following such day. Following the deposit of the Reassignment Amount in the Collection Account, Series 199[__-__] Certificateholders [and the Cash Collateral Depositor] [and the provider of Credit Enhancement] will not have any interest in the Receivables and the Series 199[__-__] Certificates will represent only the right to receive such Reassignment Amount.]

          THIS CLASS B CERTIFICATE DOES NOT REPRESENT AN OBLIGATION OF, OR AN INTEREST IN, THE DEPOSITOR AND SERVICER OR ANY AFFILIATE THEREOF AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENTAL AGENCY OR INSTRUMENTALITY. THIS CLASS B CERTIFICATE IS LIMITED IN RIGHT OF PAYMENT TO CERTAIN COLLECTIONS WITH RESPECT TO THE RECEIVABLES (AND CERTAIN OTHER AMOUNTS), ALL AS MORE SPECIFICALLY SET FORTH HEREIN AND IN THE AGREEMENT AND THE SUPPLEMENT.

          The Class B Certificates are issuable only in minimum denominations of $1,000 and integral multiples of $1,000. The transfer of this Class B Certificate shall be registered in the Certificate Register upon surrender of this Class B Certificate for registration of transfer at any office or agency maintained by the Transfer Agent and Registrar accompanied by a written instrument of transfer, in a form satisfactory to the Trustee or the Transfer Agent and Registrar, duly executed by the Class B Certificateholder or such Class B Certificateholder's attorney, and duly authorized in writing with such signature guaranteed, and thereupon one or more new Class B Certificates of authorized denominations and for the same aggregate fractional undivided interest will be issued to the designated transferee or transferees.

          As provided in the Agreement and subject to certain limitations therein set forth, Class B Certificates are exchangeable for new Class B Certificates evidencing like aggregate fractional undivided interests as requested by the Class B Certificateholder surrendering such Class B Certificates. No service charge may be imposed for any such exchange but the Servicer or Transfer Agent and Registrar may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith.

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          The Servicer, the Trustee, the Paying Agent and the Transfer Agent and Registrar and any agent of any of them, may treat the person in whose name is Class B Certificate is registered as the owner hereof for all purposes, and neither the Servicer nor the Trustee, the Paying Agent, the Transfer Agent and Registrar, nor any agent of any of them, shall be affected by notice to the contrary except in certain circumstances described in the Agreement.

          THIS CLASS B CERTIFICATE SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

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                                   ASSIGNMENT

Social Security or other identifying number of assignee _______________________

                                 FOR VALUE RECEIVED, the undersigned hereby
sells, assigns and transfers unto
_________________________________________________________________
                         (name and address of assignee)

the within certificate and all rights thereunder, and hereby irrevocably constitutes and appoints _______________, attorney, to transfer said certificate on the books kept for registration thereof, with full power of substitution in the premises.

Dated:                                          _________________________/2/

                                                 Signature Guaranteed:

________________                                 ___________________________


/2/ NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Certificate in every particular, without alteration, enlargement or any change whatsoever.

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